[PHOTO]

VANGUARD
BOND INDEX
FUND

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John
C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                  CONTENTS


                                A Message To
                              Our Shareholders

                                      1


                                 The Markets
                               In Perspective

                                      7


                                 Performance
                                  Summaries

                                      9


                                  Portfolio
                                  Profiles

                                     14


                                  Financial
                                 Statements

                                     19


                                  Report Of
                                 Independent
                                 Accountants

                                     48


                                Directors And
                                  Officers

                              INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan


FELLOW SHAREHOLDER,

     The Total Bond Market Portfolio of Vanguard Bond Index Fund provided a return of +3.6% in 1996--the year of its tenth anniversary--as rising interest rates dampened bond returns across the board. While our Portfolio's return was modest on an absolute basis, its relative return was excellent, precisely matching that of its Index benchmark and outpacing that of its average bond mutual fund competitor.

     The returns of our other Portfolios varied with their average maturities, ranging from +4.5% on our Short-Term Bond Portfolio to -0.3% on our Long-Term Bond Portfolio.

     The adjacent table presents the total return (capital change plus reinvested dividends) for each Portfolio during the past twelve months. Each is compared with its respective mutual fund competitive group and the unmanaged bond market index it emulates. Because they are calculated "on paper," without the real-world expenses of fund operations, advisory fees, and transaction costs, and without the impact of cash reserves, these Indexes are tough standards for mutual funds to match.

-------------------------------------------------------------------------------
                                                               TOTAL RETURNS
                                                                 YEAR ENDED
                                                              DECEMBER 31, 1996
-------------------------------------------------------------------------------
Total Bond Market Portfolio-
   Individual Class                                                  +3.6%

Total Bond Market Portfolio-
  Institutional Class                                                +3.7

Average Intermediate U.S.
  Gov't. Fund                                                        +2.7

Lehman Aggregate Bond Index                                          +3.6
-------------------------------------------------------------------------------
Short-Term Bond Portfolio                                            +4.5%

Average Short U.S. Gov't. Fund                                       +3.8

Lehman Short-Term
  (1-5) Gov't./Corp. Index                                           +4.7
-------------------------------------------------------------------------------
Intermediate-Term Bond Portfolio                                     +2.6%

Average Intermediate U.S.
  Gov't. Fund                                                        +2.7

Lehman Intermediate-Term
  (5-10) Gov't./Corp. Index                                          +2.7
-------------------------------------------------------------------------------
Long-Term Bond Portfolio                                             -0.3%

Average General U.S. Gov't. Fund                                     +1.7

Lehman Long-Term
  (10+) Gov't./Corp. Index                                           +0.1
-------------------------------------------------------------------------------

     Our 1996 results offer a crystal-clear illustration of the relationship between interest rates and bond returns. When interest rates rise as they did in 1996, returns decline with the length of bond maturities. For the year, the return of our Total Bond Market Portfolio matched its Index benchmark, and the return of our Total Bond Market Portfolio-Institutional Shares actually slightly outpaced it. Returns of our Intermediate-Term Bond Portfolio and Short-Term Bond Portfolio fell a hair behind those of their respective Indexes. Our Long-Term Bond Portfolio finished in negative territory, below the scant +0.1% return of the Index and two percentage points behind the return of the average competitive fund. However, we point out that our Long-Term Portfolio (like its Index) has consistently maintained a longer average maturity than our average competitor, a factor that impedes its relative performance when interest rates are rising, as in 1996, and boosts its relative returns when rates are falling. In 1995, for example, our Long-Term Portfolio's gain was fully +29.7%, compared to just +17.4% for the average competitive fund.

     Detailed per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

1996 PERFORMANCE OVERVIEW

Though the U.S. stock market flourished in 1996 in a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the bond market was not so fortunate. Interest rates fluctuated substantially during the year, rising rapidly early in 1996 along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December.

     The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up six-tenths of one percent from 6.0% at the end of 1995--driving the price of the long bond down by nearly -8%. The yield on intermediate-term (10-year) U.S. Treasury bonds rose to 6.4% at the end of 1996, up from 5.6% a year before; and the yield on short-term (3-year) U.S. Treasury notes ended 1996 at 6.0%, up from 5.2% a year earlier.

     The following table, which shows the components of return for each of our Portfolios, should remind our shareholders that price volatility increases with bond maturities, while also illustrating that interest income is a critical component of total return. These points hold true whether the bond market is rising or falling.

     Our Short-Term, Intermediate-Term, and Long-Term Portfolios are composed largely of U.S. Treasury and agency obligations and high-grade corporate bonds. The Total Bond Market Portfolio also includes GNMAs and other mortgage-backed securities. This distinction was significant in 1996, when higher interest rates suppressed mortgage refinancings and thus lowered the prepayment risk associated with mortgage-backed issues. Consequently, mortgages returned +5.4%, well above the +4.0% return of intermediate-term U.S. Treasury securities.

-------------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                      YEAR-END                   YEAR ENDED
                                       YIELDS                 DECEMBER 31, 1996
                                --------------------     ----------------------------
                                                         INCOME   CAPITAL     TOTAL
PORTFOLIO                          1995        1996      RETURN    RETURN    RETURN
-------------------------------------------------------------------------------------
Total Bond Market-
  Individual Class                6.12%       6.46%       +6.6%     -3.0%     +3.6%

Total Bond Market-
  Institutional Class             6.22        6.56        +6.7      -3.0      +3.7

Short-Term Bond                   5.49        5.85        +6.0      -1.5      +4.5

Intermediate-Term
  Bond                            5.87        6.47        +6.5      -3.9      +2.6

Long-Term Bond                    6.27        6.80        +6.5      -6.8      -0.3
-------------------------------------------------------------------------------------

     The Portfolio Profile pages in this Report include figures for each Portfolio's average "duration," an estimate of the sensitivity of a bond portfolio's price to a change in interest rates. Duration, if a bit complex, is very important to understand, for it drives the relative volatility of bond prices. For example, if a bond portfolio's average duration were ten years, a one-percentage-point increase in interest rates would cause its share price to decline by about -10%; a one-percentage-point decrease in rates would raise its share price by about +10%. A long-term bond with a duration of ten years is twice as volatile as an intermediate-term bond with an average duration of five years, and five times as volatile as a short-term bond with an average duration of two years.

LONG-TERM PERFORMANCE OVERVIEW

Our Total Bond Market Portfolio celebrated its tenth anniversary in 1996 by bolstering its long-term advantage over its average mutual fund competitor. As the table on page 3 shows, this performance edge has provided a significant monetary advantage over time for our shareholders. A $10,000 investment made in our Total Bond Market Portfolio ten years ago would, with reinvestment of dividends and capital gains distributions, have grown to $21,635--$1,896 more than the $19,739 that would have accumulated in the average intermediate-term bond mutual fund. This advantage equates to 19% of the original investment, truly a remarkable edge for bond investors, holding, as it does, quality and maturity constant.

--------------------------------------------------------------------------------------
                                                            TOTAL RETURN
                                                           10 YEARS ENDED
                                                          DECEMBER 31, 1996
                                                   -----------------------------------
                                                   AVERAGE           FINAL VALUE OF
                                                   ANNUAL               A $10,000
                                                    RATE           INITIAL INVESTMENT
--------------------------------------------------------------------------------------
Total Bond Market Portfolio-
  Individual Class                                  +8.0%                $21,635

Average Intermediate U.S.
  Gov't. Fund                                       +7.0                  19,739

Lehman Aggregate Bond Index                         +8.5                  22,547
--------------------------------------------------------------------------------------

     There is, of course, no assurance that future bond returns will match those of the past. The interest rates prevailing today are below the returns shown in the table, and we know that future long-term returns bear a strong relationship to current interest rates; thus, there is good reason to expect somewhat more modest returns in the years ahead.

     Though our other portfolios are mere fledglings in comparison with our Total Bond Market Portfolio, each one has met the lofty goals we set: Each has closely tracked its Index over its life span and has comfortably outperformed its average mutual fund competitor. Of course, there is no guarantee that a record established over such a brief period will continue. However, we believe that, over time, the power of low-cost indexed investing will become even more apparent.

--------------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                       SINCE INCEPTION THROUGH
                                                           DECEMBER 31, 1996
                                                    ---------------------------------
                                                   AVERAGE          FINAL VALUE OF
                                                   ANNUAL              A $10,000
                                                    RATE           INITIAL INVESTMENT
--------------------------------------------------------------------------------------
Total Bond Market Portfolio-
  Institutional Class (9/18/95)                     +6.5%                $10,838

Average Intermediate U.S.
  Gov't. Fund                                       +5.1                  10,662

Lehman Aggregate Bond Index                         +6.3                  10,816
--------------------------------------------------------------------------------------
Short-Term Bond (3/1/94)                            +5.9%                $11,758

Average Short U.S. Gov't. Fund                      +4.8                  11,423

Lehman Short-Term Bond Index                        +6.0                  11,790
--------------------------------------------------------------------------------------
Intermediate-Term Bond (3/1/94)                     +6.8%                $12,059

Average Intermediate U.S.
  Gov't. Fund                                       +5.1                  11,504

Lehman Intermediate-Term
  Bond Index                                        +7.0                  12,104
--------------------------------------------------------------------------------------
Long-Term Bond (3/1/94)                             +7.7%                $12,352

Average General U.S. Gov't. Fund                    +4.8                  11,410

Lehman Long-Term Bond Index                         +7.9                  12,408
--------------------------------------------------------------------------------------

     The adjacent table presents the average annual return of our other Portfolios since inception, along with the growth of hypothetical $10,000 investments in our Portfolios, their respective mutual fund competitors, and their Index benchmarks.

     The impact of our wide cost advantage over our average competitor shines through in this table. Our Portfolios pay no advisory fees and are administered on an at-cost basis, as are all of the mutual funds in The Vanguard Group. The Portfolios of Vanguard Bond Index Fund operated at an expense ratio (expenses as a percentage of average net assets) of 0.20% in 1996, compared with an expense ratio of about 1.00% for the average fixed-income mutual fund. (The Institutional Shares class of Total Bond Market Portfolio, which requires a minimum investment of $10 million, operates at an expense ratio of 0.10%.) This cost advantage of about 0.80% leads to a solid increase in yield to shareholders without the assumption of any additional risk. For example, our cost saving effectively raises a 6% yield to 6.8%--an edge that if extended over the years and decades, dramatically enhances cumulative total returns.

     As mentioned at the outset of this letter, it is difficult for any mutual fund to match the performance of an index, a theoretical construct that incurs none of the expenses that a real fund must bear. For the most part, this handicap accounts for any difference between the performance of our Portfolios and those of their Index standards.

IN SUMMARY

The bond market returned to earth in 1996 after its remarkable 1995 performance, providing investors with a not-so-subtle reminder of the unpredictable nature of interest rates and of the variability of bond returns. These are reasons why caution should always play a role in your investment planning.

     For their part, the Portfolios of Vanguard Bond Index Fund can provide a dose of predictability to your investment program, at least in relative terms. Our shareholders--whether in our Short-Term Portfolio, through which lower yields are available in return for lower price volatility; or in our Long-Term Portfolio, through which higher and more durable yields are available in return for potentially high price volatility; or in our Total Bond Market and Intermediate-Term Portfolios, which strike a balance between the two--can rest assured that each Portfolio will closely parallel the bond market segment it targets. This attribute, combined with our rock-bottom costs, gives each Portfolio an important advantage in its quest to exceed the return of its peer group over the long term.

     On balance, after three years of fairly extreme swings in interest rates, the coming year may witness less volatile markets. But over an extended number of years, there are sure to be both rough and calm seas. We believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will be able to withstand the volatility of the financial markets and reap their rewards. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN

Chairman of the Board                                 President
January 20, 1997


PORTFOLIO STATISTICS
------------------------------------------------------------------------------------------------------------------------------
                                                                     NET ASSET VALUE
                              TOTAL                                    PER SHARE                  12 MONTHS           SEC
                            NET ASSETS                              --------------------     --------------------   CURRENT
                           (MILLIONS)       AVERAGE      AVERAGE    DEC. 31,    DEC. 31,       INCOME      TOTAL   ANNUALIZED
PORTFOLIO                  DEC. 31, 1996    MATURITY     QUALITY      1995       1996         DIVIDENDS    RETURN    YIELD
------------------------------------------------------------------------------------------------------------------------------
Total Bond Market-
   Individual Class           $2,962       8.8 years       Aaa      $10.14      $9.84          $0.640      +3.6%     6.46%
Total Bond Market-
  Institutional Class          1,024       8.8 years       Aaa       10.14       9.84           0.650      +3.7      6.56
Short-Term Bond                  328       2.4 years       Aaa       10.07       9.92           0.587      +4.5*     5.85
Intermediate-Term
  Bond                           460       7.5 years       Aa1       10.37       9.96           0.648      +2.6*     6.47
Long-Term Bond                    44      21.7 years       Aaa       10.82      10.08           0.674      -0.3**    6.80
------------------------------------------------------------------------------------------------------------------------------

 *Includes capital gains distribution of $0.004.
**Includes capital gains distribution of $0.009.

VANGUARD BOND INDEX FUND--A TEN-YEAR RETROSPECTIVE


     Ten years ago, in December 1986, Vanguard pioneered the first bond index fund for individual investors, just as it had pioneered the first stock index fund a decade earlier. At the outset, the new entity was named Vanguard Bond Market Fund. In 1994, the name was changed to Vanguard Bond Index Fund, as three new portfolios--Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond--were added to the original one, now known as the Total Bond Market Portfolio.

     From an initial asset base of just $100,000, the assets of the Total Bond Market Portfolio have grown to $4.0 billion. It is now the ninth largest taxable bond fund in the field. With our three maturity-specific Portfolios added in, the Fund's total assets are $4.8 billion.

     Equally imposing, the four Portfolios are part of a burgeoning family of Vanguard index funds, now numbering 21, plus five more funds whose asset allocation strategies are implemented through the use of market indexing. The assets of these other (largely stock) index funds now total $57 billion, bringing total index assets in the Vanguard complex to $62 billion.

     A few excerpts from our earlier Annual Reports give a good picture of this exciting decade. (Year-end assets are shown for our Total Bond Market Portfolio.)

1987: ASSETS $43 MILLION
     ON OUR PIONEERING CONCEPT: A passive investment approach aimed at matching the total return of the bond market is "An idea whose time has come."

1989: ASSETS $139 MILLION
     ON BOND RETURNS IN THE 1990S: The average annual return on long-term bonds during the past six decades (1930s-1980s, inclusive) was +4.5% annually--from a low during the 1950s of -0.1% to a high during the decade of the 1980s of +12.7%. What might we expect of the decade ahead? Perhaps the best reference point is the current yield of long-term U.S. Treasury bonds of 8.0%. [In fact, their annual return for the decade through 1996 has been +9.2%.]

1991: ASSETS $849 MILLION
     ON OUR FIRST FIVE YEARS: With an annual rate of return of +9.1%, the Fund outpaced eight of nine bond fund groups, making investments in the market segments that comprise our Portfolio . . . nearly "the head of the class."

1994: ASSETS $1.73 BILLION
     ON OUR THREE NEW PORTFOLIOS: We recently began offering three additional "custom made" Bond Index Portfolios--Short-Term, Intermediate-Term, and Long-Term. We restate our enthusiasm for all bond indexing.

1995: ASSETS $2.82 BILLION
     ON SUCCESS: During 1995, our Total Bond Market Portfolio again exceeded industry norms (for the eighth straight year). We began our Fund in 1986, at a time when Forbes magazine plaintively pleaded that we start the first bond index fund for individual investors. "Vanguard, what are you waiting for?" the magazine asked.

     Bond indexing has yet to hit the remarkable stride of stock indexing in the United States. There are but sixteen bond index funds available to individual investors--four of which are Vanguard funds. Yet the advantages of such low-cost bond funds (our cost advantage over our competitors stands at 0.80%) remain both obvious and compelling. Costs matter--enormously. Put another way, it's hard to imagine selecting a bond that yields 6% when another bond with the same quality and maturity that yields 6.8% is available at the identical price; in other words, 13% more return with no increase in risk. So long as so many bond funds operate at high expense ratios, bond index funds will become the investment of choice for fixed-income investors.

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                                 PERIODS ENDED DECEMBER 31, 1996
                                                 -------------------------------
                                                 1 YEAR      3 YEARS     5 YEARS
--------------------------------------------------------------------------------
Equity
   S&P 500 Index                                  23.0%        19.7%       15.2%
   Russell 2000 Index                             16.5         13.7        15.6
   MSCI-EAFE Index                                 6.4          8.6         8.5
--------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                     3.6%         6.0%        7.0%
   Lehman 10-Year Municipal
     Bond Index                                    4.5          5.3         7.5
   Salomon 90-Day U.S. Treasury Bills              5.3          5.1         4.4
--------------------------------------------------------------------------------
Other
   Consumer Price Index                            3.3%         2.8%        2.8%
--------------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the European and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PERFORMANCE SUMMARY: TOTAL BOND MARKET PORTFOLIO-
INDIVIDUAL CLASS

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 12/11/86-12/31/96
----------------------------------------------------------------------------
                       TOTAL BOND MARKET PORTFOLIO-
                              INDIVIDUAL CLASS                       LEHMAN*
FISCAL        CAPITAL             INCOME          TOTAL              TOTAL
YEAR          RETURN              RETURN          RETURN             RETURN
----------------------------------------------------------------------------
1986           -0.6%                0.4%           -0.2%              -0.2%
1987           -7.4                 8.5             1.1                2.8
1988           -1.6                 9.0             7.4                7.9
1989            4.3                 9.3            13.6               14.5
1990           -0.3                 8.9             8.6                9.0
1991            6.4                 8.8            15.2               16.0
1992           -0.2                 7.3             7.1                7.4
1993            3.0                 6.7             9.7                9.8
1994           -8.8                 6.1            -2.7               -2.9
1995           10.6                 7.6            18.2               18.5
1996           -3.0                 6.6             3.6                3.6
-------------------------------------------------------------------------------

*Lehman Aggregate Bond Index.
See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: 12/31/86-12/31/96
----------------------------------------------------------------------------------------------------
       TOTAL BOND MARKET INST     LIPPER INTERMEDIATE U.S. GOVERNMENT    LEHMAN AGGREGATE BOND INDEX
              10000000                         10000000                          10000000
1995          10453000                         10383000                          10436000
              10256000                         10211000                          10250000
              10321000                         10234000                          10310000
              10508000                         10393000                          10500000
1996          10838000                         10662000                          10816000

-----------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED DECEMBER 31, 1996
                                    -----------------------------------        FINAL VALUE OF A
                                    1 YEAR      5 YEARS        10 YEARS      $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
TOTAL BOND MARKET PORTFOLIO-
  INDIVIDUAL CLASS*                 3.55%         6.93%          7.98%              $21,556
AVERAGE INTERMEDIATE
  U.S. GOVERNMENT FUND              2.68          5.60           7.04                19,739
LEHMAN AGGREGATE BOND INDEX         3.63          7.04           8.47                22,547
-----------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
---------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                                      INCEPTION                        ----------------------------
                                        DATE       1 YEAR   5 YEARS    CAPITAL    INCOME      TOTAL
---------------------------------------------------------------------------------------------------
Total Bond Market Portfolio-
  Individual Class*                   12/11/8      63.55%    6.93%       0.14%     7.84%      7.98%
---------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PERFORMANCE SUMMARY: TOTAL BOND MARKET PORTFOLIO-
INSTITUTIONAL CLASS

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 9/18/95-12/31/96
--------------------------------------------------
             TOTAL BOND MARKET PORTFOLIO-
                 INSTITUTIONAL CLASS       LEHMAN*
FISCAL  CAPITAL      INCOME      TOTAL      TOTAL
YEAR     RETURN      RETURN     RETURN     RETURN
--------------------------------------------------
1995       2.7%        1.8%       4.5%       4.4%
1996      -3.0         6.7        3.7        3.6
--------------------------------------------------

*Lehman Aggregate Bond Index.
See Financial Highlights table on page 43 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 9/18/95-12/31/96
-----------------------------------------------------------------------------------------------------
         TOTAL BOND MARKET INST    LIPPER INTERMEDIATE U.S. GOVERNMENT    LEHMAN AGGREGATE BOND INDEX
                10000000                       10000000                          10000000
1995            10453000                       10383000                          10436000
                10256000                       10211000                          10250000
                10321000                       10234000                          10310000
                10508000                       10393000                          10500000
1996            10838000                       10662000                          10816000

-------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 1996
                                    ---------------------------------         FINAL VALUE OF A
                                    1 YEAR           SINCE INCEPTION       $10,000,000 INVESTMENT
-------------------------------------------------------------------------------------------------
TOTAL BOND MARKET PORTFOLIO-
  INSTITUTIONAL CLASS               3.68%                 6.46%                 $10,838,000
AVERAGE INTERMEDIATE
  U.S. GOVERNMENT FUND              2.68                  5.11                   10,662,000
LEHMAN AGGREGATE BOND INDEX         3.63                  6.29                   10,816,000
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
-------------------------------------------------------------------------------------------------
                                                                         SINCE INCEPTION
                                    INCEPTION                      ------------------------------
                                      DATE             1 YEAR      CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------
Total Bond Market Portfolio-
  Institutional Class               9/18/95            3.68%        -0.24%       6.70%      6.46%
-------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY: SHORT-TERM BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 3/1/94-12/31/96
---------------------------------------------------------
              SHORT-TERM BOND PORTFOLIO           LEHMAN*
FISCAL    CAPITAL     INCOME        TOTAL         TOTAL
YEAR       RETURN     RETURN       RETURN         RETURN
---------------------------------------------------------
1994        -5.0%       4.6%        -0.4%          -0.2%
1995         6.0        6.9         12.9           12.9
1996        -1.5        6.0          4.5            4.7
---------------------------------------------------------

*Lehman Short-Term (1-5 Years) Government/Corporate Index.
See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 3 /1/94-12/31/96
----------------------------------------------------------------------------------------------------
         TOTAL BOND MARKET INST   LIPPER INTERMEDIATE U.S. GOVERNMENT    LEHMAN AGGREGATE BOND INDEX
                10000000                        10000000                          10000000
1995            10453000                        10383000                          10436000
                10256000                        10211000                          10250000
                10321000                        10234000                          10310000
                10508000                        10393000                          10500000
1996            10838000                        10662000                          10816000

------------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 1996
                                        -------------------------------        FINAL VALUE OF A
                                         1 YEAR         SINCE INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO*                4.53%             5.87%                $11,754
AVERAGE SHORT
  U.S. GOVERNMENT FUND                    3.84              4.80                  11,423
LEHMAN SHORT-TERM (1-5 YEARS)
  GOVERNMENT/CORPORATE INDEX              4.67              5.98                  11,790
------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
----------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                  INCEPTION                        ------------------------
                                    DATE         1 YEAR            CAPITAL   INCOME   TOTAL
----------------------------------------------------------------------------------------------
Short-Term Bond Portfolio*          3/1/94        4.53%             -0.27%    6.14%   5.87%
----------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PERFORMANCE SUMMARY: INTERMEDIATE-TERM BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 3 /1/94-12/31/96
--------------------------------------------------------
            INTERMEDIATE-TERM BOND PORTFOLIO     LEHMAN*
FISCAL    CAPITAL         INCOME     TOTAL        TOTAL
YEAR       RETURN         RETURN     RETURN      RETURN
--------------------------------------------------------
1994        -8.2%           5.3%      -2.9%       -2.9%
1995        13.3            7.8       21.1        21.4
1996        -3.9            6.5        2.6         2.7
--------------------------------------------------------

*Lehman Intermediate-Term (5-10 Years) Government/Corporate Index.
See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 3 /1/94-12/31/96
----------------------------------------------------------------------------------------------------
         TOTAL BOND MARKET INST    LIPPER INTERMEDIATE U.S. GOVERNMENT   LEHMAN AGGREGATE BOND INDEX
                  10000000                     10000000                             10000000
1995              10453000                     10383000                             10436000
                  10256000                     10211000                             10250000
                  10321000                     10234000                             10310000
                  10508000                     10393000                             10500000
1996              10838000                     10662000                             10816000

------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED DECEMBER 31, 1996
                                       -------------------------------        FINAL VALUE OF A
                                            1 YEAR   SINCE INCEPTION        $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND PORTFOLIO*           2.53%       6.80%                   $12,052
AVERAGE INTERMEDIATE
  U.S. GOVERNMENT FUND                      2.68        5.06                     11,504
LEHMAN INTERMEDIATE-TERM
  (5-10 YEARS) GOVERNMENT/
  CORPORATE INDEX                           2.69        6.97                     12,104
------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
---------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                          INCEPTION                             -------------------------
                                            DATE       1 YEAR                   CAPITAL   INCOME    TOTAL
---------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Portfolio*          3/1/94       2.53%                    -0.04%    6.84%    6.80%
---------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PERFORMANCE SUMMARY: LONG-TERM BOND PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 3/1/94-12/31/96
------------------------------------------------------
           LONG-TERM BOND PORTFOLIO            LEHMAN*
FISCAL  CAPITAL    INCOME       TOTAL          TOTAL
YEAR     RETURN    RETURN      RETURN          RETURN
------------------------------------------------------
1994     -10.4%      5.9%       -4.5%           -4.6%
1995      21.0       8.7        29.7            30.0
1996      -6.8       6.5        -0.3             0.1
------------------------------------------------------

*Lehman Long-Term (10+ Years) Government/Corporate Index.
See Financial Highlights table on page 45 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 3/1/94-12/31/96
-----------------------------------------------------------------------------------------------------
         TOTAL BOND MARKET INST    LIPPER INTERMEDIATE U.S. GOVERNMENT    LEHMAN AGGREGATE BOND INDEX
                   10000000                     10000000                          10000000
1995               10453000                     10383000                          10436000
                   10256000                     10211000                          10250000
                   10321000                     10234000                          10310000
                   10508000                     10393000                          10500000
1996               10838000                     10662000                          10816000

-----------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 1996
                                            -------------------------------         FINAL VALUE OF A
                                            1 YEAR        SINCE INCEPTION          $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
LONG-TERM BOND PORTFOLIO*                  -0.32%             7.68%                      $12,335
AVERAGE GENERAL
  U.S. GOVERNMENT FUND                      1.72              4.76                        11,410
LEHMAN LONG-TERM (10+ YEARS)
  GOVERNMENT/CORPORATE INDEX                0.14              7.91                        12,408
-----------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                 INCEPTION                ----------------------------
                                    DATE      1 YEAR      CAPITAL      INCOME   TOTAL
--------------------------------------------------------------------------------------
Long-Term Bond Portfolio*          3/1/94     -0.32%        0.39%       7.29%   7.68%
--------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee.

PORTFOLIO PROFILE: TOTAL BOND MARKET PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 15.

INDIVIDUAL CLASS--FINANCIAL ATTRIBUTES
----------------------------------------
Number of Issues                     504
Yield                               6.5%
Yield to Maturity*                  6.6%
Average Coupon                      7.6%
Average Maturity               8.8 years
Average Quality                      Aaa
Average Duration               4.7 years
Expense Ratio                      0.20%
Cash Reserves                       1.3%

*After expenses.

INSTITUTIONAL CLASS--FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                     504
Yield                               6.6%
Yield to Maturity*                  6.6%
Average Coupon                      7.6%
Average Maturity               8.8 years
Average Quality                      Aaa
Average Duration               4.7 years
Expense Ratio                      0.10%
Cash Reserves                       1.3%

*After expenses.

INDIVIDUAL CLASS--VOLATILITY MEASURES
------------------------------------------
                    TOTAL BOND
                      MARKET       LEHMAN*
------------------------------------------
R-Squared               1.00          1.00
Beta                    0.98          1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-------------------------------------------
[CHART]




DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       73.7%
Aa                                         2.9
A                                         15.1
Baa                                        8.3
Ba                                          --
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         1.4%
1-5 Years                           38.7
5-10 Years                          37.5
10-20 Years                          6.7
20-30 Years                         15.1
Over 30 Years                        0.6
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------
Treasury                        35.4%
Mortgage                        30.8
Finance                         10.9
Industrial                       8.5
Asset-Backed                     4.7
Foreign                          3.9
Utilities                        3.8
Agency                           2.0
---------------------------------------
Total                          100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy corporate bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: SHORT-TERM BOND PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------
Number of Issues                 138
Yield                           5.9%
Yield to Maturity*              5.9%
Average Coupon                  7.4%
Average Maturity           2.4 years
Average Quality                  Aaa
Average Duration           2.3 years
Expense Ratio                  0.20%
Cash Reserves                   1.7%

*After expenses.

INVESTMENT FOCUS
------------------------------------

[CHART]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       77.9%
Aa                                         2.5
A                                         14.4
Baa                                        5.2
Ba                                          --
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         1.3%
1-5 Years                           98.7
5-10 Years                            --
10-20 Years                           --
20-30 Years                           --
Over 30 Years                         --
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------
Treasury                          71.6%
Mortgage                            --
Finance                           12.2
Industrial                         7.5
Asset-Backed                       4.9
Foreign                            1.6
Utilities                          1.4
Agency                             0.8
---------------------------------------
Total                            100.0%

PORTFOLIO PROFILE: INTERMEDIATE-TERM BOND PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
---------------------------------------
Number of Issues                    153
Yield                              6.5%
Yield to Maturity*                 6.5%
Average Coupon                     7.9%
Average Maturity              7.5 years
Average Quality                     Aa1
Average Duration              5.4 years
Expense Ratio                     0.20%
Cash Reserves                      1.9%

*After expenses.

INVESTMENT FOCUS
---------------------------------------

[CHART]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       58.3%
Aa                                         3.0
A                                         26.2
Baa                                       12.5
Ba                                          --
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         0.3%
1-5 Years                            3.2
5-10 Years                          89.5
10-20 Years                          7.0
20-30 Years                           --
Over 30 Years                         --
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------
Treasury                          52.7%
Finance                           16.0
Industrial                        12.0
Foreign                            8.3
Utilities                          6.6
Agency                             4.4
Asset-Backed                        --
Mortgage                            --
---------------------------------------
Total                            100.0%

PORTFOLIO PROFILE: LONG-TERM BOND PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
-------------------------------------
Number of Issues                   88
Yield                            6.8%
Yield to Maturity*               6.8%
Average Coupon                   8.1%
Average Maturity           21.7 years
Average Quality                   Aaa
Average Duration            9.8 years
Expense Ratio                   0.20%
Cash Reserves                    1.8%

*After expenses.

INVESTMENT FOCUS
-------------------------------------

[CHART]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       69.6%
Aa                                         4.2
A                                         17.1
Baa                                        9.1
Ba                                          --
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                          --
1-5 Years                            0.7%
5-10 Years                          11.6
10-20 Years                          9.7
20-30 Years                         74.8
Over 30 Years                        3.2
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------
Treasury                          67.4%
Industrial                        11.0
Utilities                          9.7
Foreign                            6.8
Finance                            5.1
Agency                              --
Asset-Backed                        --
Mortgage                            --
---------------------------------------
Total                            100.0%

[PHOTO]

FINANCIAL STATEMENTS
DECEMBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                          MATURITY           AMOUNT        VALUE*
TOTAL BOND MARKET PORTFOLIO                                         COUPON                    DATE            (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS (67.3%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (34.9%)
U.S. Treasury Bonds                                                  7.25%         5/15/16-8/15/22         $  3,205       $ 3,389
U.S. Treasury Bonds                                                  7.50%                11/15/16            1,135         1,229
U.S. Treasury Bonds                                                 7.625%        2/15/07-11/15/22           16,625        18,316
U.S. Treasury Bonds                                                 7.875%        11/15/07-2/15/21           15,095        17,056
U.S. Treasury Bonds                                                  8.00%                11/15/21           15,950        18,288
U.S. Treasury Bonds                                                 8.125%         8/15/19-8/15/21          117,145       135,918
U.S. Treasury Bonds                                                  8.50%                 2/15/20           38,670        46,446
U.S. Treasury Bonds                                                  8.75%         5/15/17-8/15/20           82,900       101,552
U.S. Treasury Bonds                                                 8.875%         8/15/17-2/15/19           78,050        96,470
U.S. Treasury Bonds                                                 9.125%         5/15/09-5/15/18           31,040        39,262
U.S. Treasury Bonds                                                  9.25%                 2/15/16              435           552
U.S. Treasury Bonds                                                 9.375%                 2/15/06              110           132
U.S. Treasury Bonds                                                 9.875%                11/15/15            4,390         5,864
U.S. Treasury Bonds                                                 10.00%                 5/15/10            2,000         2,446
U.S. Treasury Bonds                                                10.375%       11/15/09-11/15/12          108,420       136,036
U.S. Treasury Bonds                                                 10.75%         2/15/03-8/15/05           40,880        52,428
U.S. Treasury Bonds                                                11.125%                 8/15/03            1,135         1,427
U.S. Treasury Bonds                                                 11.25%                 2/15/15              200           295
U.S. Treasury Bonds                                                11.625%       11/15/02-11/15/04           13,650        17,252
U.S. Treasury Bonds                                                 11.75%        2/15/10-11/15/14            1,085         1,541
U.S. Treasury Bonds                                                 12.00%                 8/15/13              350           501
U.S. Treasury Bonds                                                12.375%                 5/15/04              100           135
U.S. Treasury Bonds                                                 12.75%                11/15/10              380           538
U.S. Treasury Bonds                                                13.375%                 8/15/01            2,600         3,339
U.S. Treasury Bonds                                                 14.00%                11/15/11            3,420         5,259
U.S. Treasury Notes                                                  4.75%                 8/31/98            4,560         4,482
U.S. Treasury Notes                                                  5.25%        12/31/97-7/31/98            6,630         6,580
U.S. Treasury Notes                                                 5.375%                 5/31/98            1,800         1,791
U.S. Treasury Notes                                                  5.50%                11/15/98           45,300        44,996

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE         MARKET
                                                                                          MATURITY          AMOUNT         VALUE*
TOTAL BOND MARKET PORTFOLIO                                       COUPON                      DATE           (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                               5.625%          11/30/98-2/28/01          52,100         51,293
U.S. Treasury Notes                                                5.75%          10/31/00-8/15/03          13,025         12,718
U.S. Treasury Notes                                               5.875%                   8/15/98             210            210
U.S. Treasury Notes                                                6.00%                  11/30/97           1,900          1,906
U.S. Treasury Notes                                                6.25%           7/31/98-2/15/03          55,005         55,122
U.S. Treasury Notes                                               6.375%           1/15/99-3/31/01          27,350         27,535
U.S. Treasury Notes                                                6.50%           5/31/01-8/15/05             745            752
U.S. Treasury Notes                                               6.625%                   6/30/01             300            305
U.S. Treasury Notes                                                6.75%           5/31/99-6/30/99          16,400         16,686
U.S. Treasury Notes                                               6.875%                   7/31/99          18,710         19,090
U.S. Treasury Notes                                                7.00%           4/15/99-7/15/06          35,900         36,986
U.S. Treasury Notes                                                7.25%           2/15/98-8/15/04          18,395         18,869
U.S. Treasury Notes                                                7.50%         10/31/99-11/15/01          79,480         83,369
U.S. Treasury Notes                                                7.75%          11/30/99-2/15/01          69,635         72,938
U.S. Treasury Notes                                               7.875%           1/15/98-8/15/01          33,710         34,715
U.S. Treasury Notes                                                8.00%           1/15/97-8/15/99           6,300          6,560
U.S. Treasury Notes                                                8.25%                   7/15/98          85,475         88,520
U.S. Treasury Notes                                                8.50%                   2/15/00          13,450         14,364
U.S. Treasury Notes                                                8.75%                   8/15/00           4,225          4,579
U.S. Treasury Notes                                               8.875%          11/15/98-2/15/99          51,550         54,328
U.S. Treasury Notes                                                9.00%                   5/15/98          22,650         23,606
U.S. Treasury Notes                                                9.25%                   8/15/98           1,000          1,052
U.S. Treasury Strip                                                0.00%                   8/15/01           1,000            755
                                                                                                                        ---------
                                                                                                                        1,389,778
                                                                                                                        ---------
AGENCY BONDS AND NOTES (2.0%)
Federal Home Loan Bank                                             6.85%                   2/25/97             560            561
Federal Home Loan Bank                                             8.60%                   1/25/00             110            117
Federal Home Loan Mortgage Corp.                                   6.09%                    3/1/00             285            282
Federal Home Loan Mortgage Corp.                                  6.785%                    3/1/06           9,525          9,288
Federal Home Loan Mortgage Corp.                                   7.09%                    6/1/05           4,400          4,382
Federal National Mortgage Assn.                                    4.95%                   9/30/98           2,350          2,313
Federal National Mortgage Assn.                                    5.30%                   3/11/98          10,400         10,350
Federal National Mortgage Assn.                                    5.35%                   8/12/98          12,350         12,242
Federal National Mortgage Assn.                                    5.80%                  12/10/03           2,300          2,206
Federal National Mortgage Assn.                                    5.90%                    7/6/00           3,000          2,967
Federal National Mortgage Assn.                                    6.20%                   7/10/03             625            603
Federal National Mortgage Assn.                                    6.25%                   8/12/03           8,200          7,946
Federal National Mortgage Assn.                                    6.40%                   3/25/03           5,000          4,891
Federal National Mortgage Assn.                                    7.55%                   6/10/04           8,900          9,043
Federal National Mortgage Assn.                                    8.10%                   8/12/19             110            123
Federal National Mortgage Assn.                                    8.20%                   3/10/98             225            231
Federal National Mortgage Assn.                                    8.35%                  11/10/99             170            180
Federal National Mortgage Assn.                                    8.45%                   7/12/99             110            116
Federal National Mortgage Assn.                                   8.625%                  10/18/21           1,170          1,219
Federal National Mortgage Assn.                                    8.70%                   6/10/99             110            116
Federal National Mortgage Assn.                                    9.55%                   3/10/99             225            241
Government Trust Certificate                                      9.625%                   5/15/02             523            561
Private Export Funding Corp.                                       7.70%                   1/31/97             500            501
Private Export Funding Corp.                                       8.40%                   7/31/01             225            243
Resolution Funding Corp.                                          8.125%                  10/15/19             550            622
Resolution Funding Corp.                                          8.625%                   1/15/30             110            135
Resolution Funding Corp.                                          8.875%                   7/15/20             280            341
Small Business Administration Variable Rate Interest Only
  Custodial Receipts                                              2.719%                   6/25/00          23,798          2,421
Tennessee Valley Authority                                        8.375%                   10/1/99             610            643
Tennessee Valley Authority                                        8.625%                  11/15/29           4,000          4,212
                                                                                                                        ---------
                                                                                                                           79,096
                                                                                                                        ---------
MORTGAGE OBLIGATIONS (30.4%)
Bear Stearns Collateralized Mortgage Obligation Series 1988-4B
  (Secured by Federal Home Loan Mortgage Corp.)                    9.20%                   11/1/18             111            113
Federal Home Loan Mortgage Corp.                                   5.50%            12/1/98-6/1/11           6,965          6,750

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                           MATURITY        AMOUNT         VALUE*
TOTAL BOND MARKET PORTFOLIO                                       COUPON                       DATE         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                   6.00%              6/1/98-4/1/26        32,535         31,482
Federal Home Loan Mortgage Corp.                                   6.50%              2/1/98-5/1/26        79,139         76,991
Federal Home Loan Mortgage Corp.                                   7.00%              1/1/98-6/1/26        93,390         92,523
Federal Home Loan Mortgage Corp.                                   7.50%              6/1/97-9/1/26        63,113         63,579
Federal Home Loan Mortgage Corp.                                   8.00%              5/1/02-9/1/26        45,058         46,145
Federal Home Loan Mortgage Corp.                                   8.50%             9/1/01-10/1/26        19,478         20,258
Federal Home Loan Mortgage Corp.                                   9.00%              8/1/01-6/1/25        10,790         11,396
Federal Home Loan Mortgage Corp.                                   9.50%              2/1/17-4/1/25         7,101          7,650
Federal Home Loan Mortgage Corp.                                  10.00%              7/1/00-4/1/25         2,355          2,560
Federal Home Loan Mortgage Corp.                                  10.50%             9/1/00-12/1/15           618            651
Federal Home Loan Mortgage Corp.                                  11.25%                     8/1/14            39             44
Federal Housing Administration                                     7.43%                    10/1/20           538            530
Federal National Mortgage Assn.                                    5.50%              1/1/01-6/1/09         2,421          2,317
Federal National Mortgage Assn.                                    6.00%             10/1/00-8/1/26        38,770         37,260
Federal National Mortgage Assn.                                    6.50%              2/1/00-8/1/26        93,983         91,241
Federal National Mortgage Assn.                                    7.00%             9/1/99-12/1/26       128,497        126,805
Federal National Mortgage Assn.                                    7.50%             1/1/00-12/1/26       106,195        106,723
Federal National Mortgage Assn.                                    7.75%                    10/1/02         1,245          1,254
Federal National Mortgage Assn.                                    8.00%             9/1/98-12/1/26        72,012         73,611
Federal National Mortgage Assn.                                    8.50%            12/1/98-11/1/26        29,775         30,944
Federal National Mortgage Assn.                                    9.00%              6/1/97-9/1/26        17,065         18,002
Federal National Mortgage Assn.                                    9.50%             10/1/01-2/1/25         9,186          9,919
Federal National Mortgage Assn.                                   10.00%              8/1/05-6/1/22         3,561          3,841
Federal National Mortgage Assn.                                   10.50%             11/1/00-8/1/20         1,031          1,129
Government National Mortgage Assn.                                 6.00%             3/1/09-3/15/26         5,445          5,148
Government National Mortgage Assn.                                 6.50%            9/15/08-6/15/26        31,728         30,579
Government National Mortgage Assn.                                 7.00%            6/15/08-7/15/26        72,155         71,065
Government National Mortgage Assn.                                 7.50%           1/15/08-12/15/26        72,112         72,503
Government National Mortgage Assn.                                 8.00%          11/15/01-11/15/26        68,769         70,467
Government National Mortgage Assn.                                 8.50%           5/15/10-12/15/26        29,066         30,284
Government National Mortgage Assn.                                 9.00%           8/15/01-12/15/26        31,445         33,313
Government National Mortgage Assn.                                 9.50%             1/1/04-9/15/25        16,398         17,757
Government National Mortgage Assn.                                10.00%            3/15/00-8/15/25         6,940          7,617
Government National Mortgage Assn.                                10.50%           11/15/10-1/15/21         4,343          4,817
Government National Mortgage Assn.                                11.50%           3/15/10-11/15/17           454            515
Government National Mortgage Assn.                                12.00%                    4/15/15             4              4
Resolution Trust Corp. Collateralized Mortgage Obligations         7.75%                   12/25/18         3,461          3,447
Resolution Trust Corp. Collateralized Mortgage Obligations        10.40%                    8/25/21         1,414          1,478
                                                                                                                       ---------
                                                                                                                       1,212,712
                                                                                                                       ---------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT and AGENCY OBLIGATIONS
 (COST $2,640,906)                                                                                                     2,681,586
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (27.6%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.7%)
Banc One Credit Card Master Trust                                  7.55%                   12/15/99         8,850          8,977
Chase Manhattan Credit Card Trust                                  7.40%                    5/15/00         2,888          2,898
Discover Card Master Trust                                         5.40%                   11/16/01        27,450         27,141
First Chicago Master Trust                                         6.25%                    8/15/99         5,400          5,400
First Deposit Master Trust                                         5.75%                    6/15/01        10,320         10,291
First Deposit Master Trust                                         6.05%                    8/15/02        33,600         33,642
MBNA Master Credit Card Trust                                      5.40%                    9/15/00         5,000          4,941
MBNA Master Credit Card Trust                                      6.20%                    8/15/99         5,700          5,702
MBNA Master Credit Card Trust                                      7.75%                   10/15/98         1,283          1,285
Sears Credit Card Master Trust                                     6.25%                    1/15/03        20,000         20,081
Sears Credit Card Master Trust                                     7.00%                    1/15/04         3,000          3,057
Sears Credit Card Master Trust                                     7.25%                    7/16/01         8,850          8,927
Sears Credit Card Master Trust                                     8.10%                    6/15/04         1,900          1,994
Standard Credit Card Master Trust                                  6.80%                     4/7/01        15,850         16,053
Standard Credit Card Master Trust                                  6.75%                     6/7/00        20,000         20,200
Standard Credit Card Master Trust                                  7.85%                     2/7/02         7,750          8,070
Standard Credit Card Master Trust                                 7.875%                     1/7/00         3,600          3,708

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE         MARKET
                                                                                        MATURITY             AMOUNT        VALUE*
TOTAL BOND MARKET PORTFOLIO                                        COUPON                   DATE              (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Standard Credit Card Master Trust                                  8.875%                 9/7/99           $ 2,085       $  2,168
Standard Credit Card Master Trust                                  9.375%                9/10/98             2,000          2,035
                                                                                                                        ---------
                                                                                                                          186,570
                                                                                                                        ---------
FINANCE (10.8%)
American Express Credit Corp.                                       6.50%                 8/1/00             2,200          2,206
American Express Credit Corp.                                       8.50%                6/15/99             2,325          2,441
American General Finance Corp.                                     5.875%                 7/1/00             3,770          3,697
American General Finance Corp.                                      7.45%                 7/1/02             1,575          1,630
American General Finance Corp.                                      8.00%                2/15/00            11,700         12,187
American General Finance Corp.                                      8.50%                8/15/98               700            724
Associates Corp.                                                   5.875%                8/15/97               300            300
Associates Corp.                                                    6.25%                3/15/99             7,500          7,504
Associates Corp.                                                   6.625%                6/15/05             1,000            979
Associates Corp.                                                    7.25%                5/15/98             4,800          4,868
Associates Corp.                                                    7.50%                4/15/02             4,800          4,974
AVCO Financial Services                                             5.50%                 5/1/98               750            745
BankAmerica Corp.                                                   7.50%               10/15/02               400            414
BankAmerica Corp.                                                  7.625%                6/15/04             1,050          1,094
BankAmerica Corp.                                                  9.625%                2/13/01             1,100          1,216
BankAmerica Corp.                                                  10.00%                 2/1/03             4,900          5,661
Bear Stearns Co.                                                    6.50%                6/15/00               500            500
Bear Stearns Co.                                                   6.625%                1/15/04             3,150          3,079
Bear Stearns Co.                                                    6.75%                8/15/00             2,000          2,012
Bear Stearns Co.                                                   9.125%                4/15/98             2,100          2,178
Beneficial Corp.                                                   9.125%                2/15/98             5,710          5,900
CIT Group Holdings                                                 6.625%                6/15/05             7,900          7,751
Chase Manhattan Corp.                                              6.625%                1/15/98               200            201
Chemical Banking Corp.                                              7.25%                9/15/02               500            512
Chrysler Finance Corp.                                             5.375%               10/15/98               850            839
Chrysler Finance Corp.                                             5.625%                1/15/99             2,725          2,698
Chrysler Finance Corp.                                             5.875%                 2/7/01             3,500          3,417
Chrysler Finance Corp.                                              6.50%                6/15/98             4,000          4,025
Chrysler Finance Corp.                                             6.625%                8/15/00             2,550          2,556
Citicorp                                                           8.625%                12/1/02             2,000          2,180
Citicorp                                                            9.75%                 8/1/99             4,000          4,315
Citicorp                                                           10.15%                2/15/98             6,500          6,796
Commercial Credit Corp.                                             5.90%                 9/1/03               550            526
CoreStates Capital                                                 6.625%                3/15/05             6,900          6,710
CoreStates Capital                                                 9.375%                4/15/03             1,250          1,413
Countrywide Funding                                                 8.25%                7/15/02             3,750          3,992
Dean Witter Discover & Co.                                          6.00%                 3/1/98            19,350         19,356
Dean Witter Discover & Co.                                          6.75%                8/15/00             4,000          4,029
Dean Witter Discover & Co.                                          6.75%               10/15/13               800            746
Dean Witter Discover & Co.                                         6.875%                 3/1/03             1,600          1,603
First Chicago Corp.                                                6.875%                6/15/03             5,000          5,004
First Chicago Corp.                                                7.625%                1/15/03             2,400          2,500
First Chicago Corp.                                                 9.25%               11/15/01             1,225          1,350
First Chicago Corp.                                                10.25%                 5/1/01             2,750          3,115
First Fidelity Bancorp                                             9.625%                8/15/99               700            754
First Interstate Bancorp                                           8.625%                 4/1/99             8,295          8,695
First Interstate Bancorp                                           10.875%               4/15/01             2,750          3,171
First Union Corp.                                                   8.00%               11/15/02               100            106
First Union Corp.                                                  8.125%                6/24/02             2,900          3,077
Fleet Financial Group, Inc.                                        6.875%                 3/1/03               500            501
Fleet Financial Group, Inc.                                        7.125%                4/15/06             5,700          5,693
Fleet Financial Group, Inc.                                         7.25%                 9/1/99             1,000          1,019
Fleet/Norstar Group                                                8.125%                 7/1/04             4,600          4,891
Ford Motor Credit Corp.                                             6.25%                2/26/98             1,000          1,002
Ford Motor Credit Corp.                                             6.75%                5/15/05             1,385          1,358
Ford Motor Credit Corp.                                             9.00%                9/15/01             5,000          5,466
Ford Motor Credit Corp.                                            9.375%               12/15/97               125            129

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE         MARKET
                                                                                         MATURITY           AMOUNT         VALUE*
                                                                   COUPON                    DATE            (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.                                      8.30%                 9/20/09         $    275       $    307
General Motors Acceptance Corp.                                    6.625%                 10/1/02            5,800          5,763
General Motors Acceptance Corp.                                     7.00%                 8/15/97            4,000          4,028
General Motors Acceptance Corp.                                    7.125%                  6/1/99            2,950          2,998
General Motors Acceptance Corp.                                     8.00%                 10/1/99            3,000          3,121
General Motors Acceptance Corp.                                     8.40%                10/15/99            4,190          4,402
General Motors Acceptance Corp.                                     8.50%                  1/1/03              500            541
General Motors Acceptance Corp.                                    8.625%                 6/15/99            4,250          4,465
General Motors Acceptance Corp.                                    9.625%                12/15/01            1,000          1,120
Great Western Finance                                              6.125%                 6/15/98           10,100         10,099
Great Western Finance                                              6.375%                  7/1/00           16,100         16,014
Great Western Finance                                              8.625%                 12/1/98            2,275          2,365
Household Finance Corp.                                             6.45%                  2/1/09            2,430          2,290
Household Finance Corp.                                             7.65%                 5/15/07            3,250          3,393
Household Finance Corp.                                             7.75%                  6/1/99            1,000          1,027
Household Finance Corp.                                             8.95%                 9/15/99            3,000          3,188
Lehman Brothers, Inc.                                               5.75%                 2/15/98            3,000          2,985
Lehman Brothers, Inc.                                              6.625%                11/15/00            5,000          4,975
Mellon Bank                                                         6.75%                  6/1/03            2,775          2,760
Mellon Financial Corp.                                             7.625%                11/15/99              850            877
Merrill Lynch & Co., Inc.                                           6.50%                  4/1/01           18,000         17,952
Merrill Lynch & Co., Inc.                                           7.00%                 3/15/06              300            299
Merrill Lynch & Co., Inc.                                           8.00%                  2/1/02            2,600          2,744
Merrill Lynch & Co., Inc.                                           8.30%                 11/1/02            2,735          2,933
Merrill Lynch & Co., Inc.                                           9.00%                  5/1/98            2,450          2,538
Morgan Stanley Group, Inc.                                          9.25%                  3/1/98            4,625          4,792
NCNB Corp.                                                          9.50%                  6/1/04            1,725          1,982
NAC Re Corp.                                                        7.15%                11/15/05            1,500          1,498
NationsBank Corp.                                                   6.50%                 3/15/06            5,000          4,805
NationsBank Corp.                                                  6.625%                 1/15/98            3,900          3,926
NationsBank Corp.                                                   6.75%                 8/15/00            9,600          9,691
NationsBank Corp.                                                  6.875%                 2/15/05              580            574
NationsBank Corp.                                                   7.00%                 9/15/01            1,800          1,824
NationsBank Corp.                                                   7.25%                10/15/25            1,625          1,562
Norwest Financial, Inc.                                             6.25%                 11/1/02            1,000            982
Norwest Financial, Inc.                                             6.65%                10/15/23               40             36
Orion Capital Corp.                                                 7.25%                 7/15/05            9,200          9,187
Orion Capital Corp.                                                9.125%                  9/1/02            3,921          4,308
PaineWebber Inc.                                                    6.50%                 11/1/05              500            469
PaineWebber Inc.                                                    7.00%                  3/1/00            4,350          4,380
PaineWebber Inc.                                                   7.875%                 2/15/03            2,250          2,337
Pitney Bowes Credit Corp.                                           9.25%                 6/15/08            2,000          2,355
Republic New York Corp.                                             7.75%                 5/15/02            3,000          3,146
Republic New York Corp.                                             7.75%                 5/15/09            4,300          4,519
Salomon, Inc.                                                       6.70%                 12/1/98            3,000          3,011
Sears, Roebuck & Co. Acceptance Corp.                              6.125%                 1/15/06            4,500          4,248
Sears, Roebuck & Co. Acceptance Corp.                               6.50%                 6/15/00           18,185         18,194
Smith Barney Holdings, Inc.                                         5.50%                 1/15/99            5,000          4,933
Smith Barney Holdings, Inc.                                         6.50%                10/15/02              300            295
Smith Barney Holdings, Inc.                                         6.625%                 6/1/00           10,000         10,024
Smith Barney Holdings, Inc.                                         7.00%                 5/15/00            6,000          6,079
Smith Barney Holdings, Inc.                                         7.98%                  3/1/00            2,000          2,082
Summit Bancorp.                                                    8.625%                12/10/02            5,000          5,421
SunTrust Banks                                                     7.375%                  7/1/06            5,000          5,138
SunTrust Banks                                                     8.875%                  2/1/98              115            118
Transamerica Financial Corp.                                        6.75%                 1/15/98            1,200          1,208
Transamerica Financial Corp.                                       8.375%                 2/15/98              100            102
Travelers/Aetna Property Casualty Corp.                             6.75%                 4/15/01            9,000          9,036
Travelers/Aetna Property Casualty Corp.                             7.75%                 4/15/26            1,000          1,029
USF & G Co.                                                        7.125%                  6/1/05              600            604
U.S. Leasing International                                         6.625%                 5/15/03              195            192

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                         MATURITY            AMOUNT         VALUE*
TOTAL BOND MARKET PORTFOLIO                                        COUPON                    DATE             (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                     6.375%                 4/15/03           $   110       $    108
Wells Fargo & Co.                                                  6.875%                  4/1/06             6,400          6,293
                                                                                                                        ----------
                                                                                                                           429,477
                                                                                                                        ----------
INDUSTRIAL (8.4%)
AMAX, Inc.                                                         9.875%                 6/13/01             1,000          1,116
American Airlines (Equipment Trust Certificates)                    9.71%                  1/2/07             2,891          3,243
American Brands, Inc.                                              7.875%                 1/15/23             1,900          2,000
Amoco Canada                                                        6.75%                 2/15/05               145            145
Anheuser Busch Co., Inc.                                           7.375%                  7/1/23               800            792
Anheuser Busch Co., Inc.                                           8.625%                 12/1/16             2,900          3,029
Applied Materials, Inc.                                             8.00%                  9/1/04             1,625          1,714
Archer-Daniels-Midland Co.                                          6.25%                 5/15/03             1,000            977
Archer-Daniels-Midland Co.                                         8.875%                 4/15/11             3,745          4,334
Auburn Hills                                                       12.00%                  5/1/20               970          1,471
BP America, Inc.                                                   9.375%                 11/1/00             1,500          1,651
Baxter International, Inc.                                          9.25%                12/15/99               100            107
Boeing Co.                                                          8.75%                 8/15/21             1,800          2,119
Black & Decker Corp.                                               6.625%                11/15/00            11,000         10,999
Black & Decker Corp.                                                7.50%                  4/1/03             9,200          9,489
Bowater, Inc.                                                      9.375%                12/15/21             3,000          3,586
Burlington Northern Santa Fe Corp.                                 6.375%                12/15/05             6,750          6,468
Burlington Northern Santa Fe Corp.                                 6.875%                 2/15/16             2,900          2,740
Burlington Northern Santa Fe Corp.                                  7.00%                12/15/25             2,350          2,199
CSX Corp.                                                          8.625%                 5/15/22               875            970
CSX Corp.                                                           9.00%                 8/15/06               700            788
Caterpillar, Inc.                                                   9.00%                 4/15/06             1,600          1,825
Chrysler Corp.                                                     10.40%                  8/1/99             3,550          3,639
Conrail Corp.                                                       9.75%                 6/15/20             1,680          2,065
Cyprus AMAX Minerals Co.                                           7.375%                 5/15/07             6,000          6,031
Deere & Co.                                                         8.50%                  1/9/22               985          1,112
Delta Airlines, Inc. (Equipment Trust Certificates)                 8.54%                  1/2/07             4,138          4,399
Dow Chemical Co.                                                    8.50%                  6/8/10             2,500          2,783
Eastman Chemical Co.                                               6.375%                 1/15/04             5,525          5,376
Eastman Chemical Co.                                                7.25%                 1/15/24             3,700          3,596
Falconbridge, Ltd.                                                  7.35%                 11/1/06             1,000          1,011
Federal Express Corp.                                              10.00%                  9/1/98             1,500          1,587
Ford Capital BV                                                     9.00%                 8/15/98             6,300          6,572
Ford Capital BV                                                    9.125%                  5/1/98             6,500          6,751
Ford Capital BV                                                     9.50%                  7/1/01             1,925          2,128
Ford Capital BV                                                     9.50%                  6/1/10               825            980
Ford Capital BV                                                    9.875%                 5/15/02             1,250          1,422
Ford Holdings                                                       9.25%                  3/1/00             5,900          6,361
Ford Motor Corp.                                                    7.50%                11/15/99             2,000          2,055
Ford Motor Corp.                                                    9.95%                 2/15/32               835          1,082
Gannett Co.                                                         5.25%                  3/1/98               190            189
Gannett Co.                                                         5.85%                  5/1/00             1,000            982
General Motors Corp.                                                7.00%                 6/15/03             2,000          2,013
General Motors Corp.                                               9.125%                 7/15/01             7,900          8,637
General Motors Corp.                                               9.625%                 12/1/00             6,750          7,450
W.R. Grace & Co.                                                    7.40%                  2/1/00             6,700          6,856
W.R. Grace & Co.                                                    7.75%                 10/1/02               500            521
W.R. Grace & Co.                                                    8.00%                 8/15/04             7,900          8,364
H.J. Heinz Co.                                                     6.875%                 1/15/03               100            101
HNG Internorth                                                     9.625%                 3/15/06             4,680          5,494
International Business Machines Corp.                              6.375%                 11/1/97               100            100
International Business Machines Corp.                              7.125%               12/1/2096             5,525          5,253
International Paper Co.                                            7.625%                 1/15/07             1,765          1,834
International Paper Co.                                            7.875%                  8/1/06               500            529
Kellogg Co.                                                         5.90%                 7/15/97               120            120
May Department Stores Co.                                           9.75%                 2/15/21             1,680          2,035
May Department Stores Co.                                          9.875%                 12/1/02             1,775          2,046


------------------------------------------------------------------------------------------
                                                                           FACE    MARKET
                                                               MATURITY  AMOUNT    VALUE*
                                                 COUPON            DATE   (000)     (000)
------------------------------------------------------------------------------------------
McDonald's Corp.                                  6.75%         2/15/03 $   945  $    949
Medpartners                                      7.375%         10/1/06   3,950     3,964
Mobil Corp.                                      7.625%         2/23/33     920       925
News America Holdings                             8.50%         2/15/05   1,600     1,714
News America Holdings                            9.125%        10/15/99  11,500    12,271
Noranda, Inc.                                     7.50%         7/15/03   6,825     6,999
Occidental Petroleum                              8.50%         11/9/01  14,750    15,800
Occidental Petroleum                              8.50%         9/15/04   2,500     2,599
Occidental Petroleum                              9.25%          8/1/19   1,750     2,097
Occidental Petroleum                            10.125%        11/15/01   7,000     7,973
J.C. Penney Co., Inc.                            6.125%        11/15/03   2,000     1,921
J.C. Penney Co., Inc.                            6.875%         6/15/99   3,000     3,034
J.C. Penney Co., Inc.                            7.125%        11/15/23   1,855     1,744
J.C. Penney Co., Inc.                             9.05%          3/1/01     625       679
PepsiCo, Inc.                                    6.125%         1/15/98   3,550     3,558
Philip Morris Co.                                 6.00%         7/15/01     110       106
Philip Morris Co.                                 8.25%        10/15/03   1,900     2,020
Phillips Petroleum Co.                            8.49%          1/1/23   3,000     3,171
Phillips Petroleum Co.                            9.00%          6/1/01   3,400     3,704
Praxair, Inc.                                     6.75%          3/1/03   1,000       999
Praxair, Inc.                                     6.90%         11/1/06  10,000     9,969
Quaker State Corp.                               6.625%        10/15/05   3,275     3,161
Rockwell International                           8.875%         9/15/99     110       117
Sears, Roebuck & Co.                              6.25%         1/15/04   1,200     1,158
Sears, Roebuck & Co.                              9.25%         4/15/98   8,550     8,879
Sears, Roebuck & Co.                             9.375%         11/1/11   1,845     2,206
Tenneco Inc.                                      8.20%        11/15/99  12,500    13,039
Tenneco Inc.                                    10.075%          2/1/01   5,150     5,757
Texaco Capital Corp.                              7.50%          3/1/43     850       845
Texaco Capital Corp.                              8.25%         10/1/06   1,000     1,096
Texaco Capital Corp.                             8.875%          9/1/21     705       832
Texaco Capital Corp.                              9.00%        12/15/99     300       321
Texas Instruments                                6.125%          2/1/06   6,300     5,945
Union Carbide Corp.                               6.75%          4/1/03   3,500     3,478
Union Carbide Corp.                               7.75%       10/1/2096     800       807
Union Carbide Corp.                              7.875%          4/1/23   4,755     4,933
Union Oil of California                           7.20%         5/15/05   5,000     5,039
Union Oil of California                          9.125%         2/15/06   2,935     3,313
Union Oil of California                           9.25%          2/1/03   1,045     1,167
Union Oil of California                           9.75%         12/1/00   5,840     6,470
Union Pacific Corp.                              8.625%         5/15/22   2,865     3,071
Whirlpool Corp.                                   9.00%          3/1/03   2,250     2,487
Whirlpool Corp.                                   9.10%          2/1/08     940     1,081
                                                                                ----------
                                                                                  334,634
                                                                                ----------
UTILITIES--ELECTRIC & GAS (2.3%)
Alabama Power Co.                                 6.00%          3/1/00   1,950     1,926
Alabama Power Co.                                 8.75%         12/1/21   1,147     1,218
Arizona Public Service Co.                        7.25%          8/1/23   2,150     2,027
Arizona Public Service Co.                       7.625%         3/15/98  12,700    12,926
Arizona Public Service Co.                        8.00%          2/1/25   2,510     2,534
Baltimore Gas & Electric Co.                     8.375%         8/15/01   5,570     5,966
Carolina Power & Light Co.                       6.875%         8/15/23   2,550     2,354
Carolina Power & Light Co.                        8.20%          7/1/22     110       114
Cincinnati Gas & Electric Co.                     6.45%         2/15/04   1,000       976
Cincinnati Gas & Electric Co.                    8.125%          8/1/03   2,250     2,295
Coastal Corp.                                     7.75%        10/15/35   6,600     6,719
Coastal Corp.                                    8.125%         9/15/02   1,300     1,375
Connecticut Power and Light Co.                  7.625%          4/1/97     483       483
Consolidated Edison Co. of New York, Inc.        6.625%          2/1/02   1,000       997
Enron Corp.                                      7.125%         5/15/07   6,100     6,145
Enron Corp.                                      7.625%         9/10/04   2,000     2,085
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                           FACE    MARKET
                                                               MATURITY  AMOUNT    VALUE*
TOTAL BOND MARKET PORTFOLIO                      COUPON            DATE   (000)     (000)
-----------------------------------------------------------------------------------------
Enron Corp.                                       9.65%         5/15/01  $4,150   $ 4,585
Houston Lighting and Power Co.                    8.75%          3/1/22   1,050     1,118
Illinios Power Co.                                7.50%         7/15/25   4,200     4,028
Pacific Gas and Electric Co.                      6.25%          8/1/03   5,000     4,865
Pacific Gas and Electric Co.                      6.75%         10/1/23     150       135
Pacific Gas and Electric Co.                      8.75%          1/1/01   2,000     2,151
Pennsylvania Power & Light Co.                    6.50%          4/1/05     135       130
Public Service Electric & Gas Co.                 6.50%          5/1/04     170       164
South Carolina Electric & Gas                     9.00%         7/15/06     145       163
Southern California Edison Co.                   6.375%         1/15/06   5,350     5,111
Southern California Gas                          7.375%          3/1/23     120       116
Texas Utilities Co.                               5.75%          7/1/98   1,200     1,193
Texas Utilities Co.                              5.875%          4/1/98   4,200     4,191
Texas Utilities Co.                              7.375%          8/1/01   2,800     2,873
Texas Utilities Co.                              7.875%          3/1/23   2,975     2,985
Texas Utilities Co.                               8.25%          4/1/04   3,250     3,489
Texas Utilities Co.                               8.75%         11/1/23     180       190
Union Electric Power Co.                          6.75%          5/1/08      40        39
Union Electric Power Co.                          7.65%         7/15/03   2,000     2,088
Virginia Electric & Power Co.                    6.625%          4/1/03   2,300     2,295
Wisconsin Electric Power                          7.70%        12/15/27      65        66
                                                                                  --------
                                                                                   92,115
                                                                                  --------
UTILITIES--TELEPHONE (1.4%)
AT&T Corp.                                       7.125%         1/15/02   1,100     1,121
GTE Corp.                                         7.83%          5/1/23   4,000     4,027
GTE Corp.                                         8.75%         11/1/21     750       865
GTE Corp.                                         8.85%          3/1/98   2,300     2,371
GTE Corp.                                         9.10%          6/1/03     225       251
MCI Communications Corp.                          7.50%         8/20/04   4,050     4,199
MCI Communications Corp.                          7.75%         3/23/25   4,650     4,709
Michigan Bell Telephone Co.                      6.375%          2/1/05     155       149
Michigan Bell Telephone Co.                       7.50%         2/15/23   2,510     2,492
New England Telephone & Telegraph Co.            6.875%         10/1/23     890       822
New England Telephone & Telegraph Co.            8.625%          8/1/01   2,000     2,157
New England Telephone & Telegraph Co.             9.00%          8/1/31   3,750     4,082
New Jersey Bell Telephone Co.                    6.625%          4/1/08     190       182
New York Telephone Co.                            7.00%         8/15/25   1,925     1,814
New York Telephone Co.                            7.75%        12/15/06     120       122
Northern Telecom, Ltd.                           6.875%          9/1/23   4,565     4,266
Pacific Bell Corp.                                7.00%         7/15/04   2,275     2,305
Pacific Bell Corp.                                7.25%          7/1/02     250       257
Southern Bell Telephone Co.                      7.625%         3/15/13   4,950     4,932
Southwestern Bell Telephone Co.                   7.25%         7/15/25   5,650     5,489
Southwestern Bell Telephone Co.                  7.625%         10/1/13   1,620     1,644
Southwestern Bell Telephone Co.                  7.625%          3/1/23   8,355     8,431
U S WEST Communications Group                    6.875%         9/15/33     165       149
                                                                                  --------
                                                                                   56,836
                                                                                  --------
------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,095,909)                                                             1,099,632
------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (DOLLAR DENOMINATED) (3.8%)
------------------------------------------------------------------------------------------
Province of Alberta                               9.20%         11/1/97     145       149
Province of Alberta                               9.25%          4/1/00   5,075     5,509
Asian Development Bank                           9.125%          6/1/00     740       802
Bayerische Landesbank                            7.375%        12/14/02     145       151
British Aerospace                                 8.50%         6/10/02   3,000     3,228
Province of British Columbia                      7.00%         1/15/03   2,550     2,604
British Columbia Hydro                           12.50%          9/1/13     400       453
European Investment Bank                        10.125%         10/1/00     125       140
Export Import Bank Japan                          7.50%          3/9/97     110       110
Export Import Bank Japan                          9.00%         4/15/98     600       622


-----------------------------------------------------------------------------------------------------
                                                                                     FACE     MARKET
                                                                      MATURITY      AMOUNT    VALUE*
                                                      COUPON              DATE       (000)     (000)
-----------------------------------------------------------------------------------------------------
Finland Global Bond                                    6.75%          11/24/97   $   200   $   202
Grand Metropolitan Investment Corp.                    9.00%           8/15/11     2,225     2,646
Hanson Overseas                                       7.375%           1/15/03     6,500     6,669
Republic of Indonesia                                  7.75%            8/1/06    10,650    10,798
Inter-American Development Bank                       7.125%           3/15/23       975       939
Inter-American Development Bank                        8.50%           3/15/11     2,705     3,086
Inter-American Development Bank                        9.50%          10/15/97     5,400     5,552
International Bank for Reconstruction & Development    9.25%           7/15/17     1,615     2,009
KFW International Finance, Inc.                        7.20%           3/15/14     3,550     3,599
KFW International Finance, Inc.                       7.625%           2/15/04     7,025     7,414
KFW International Finance, Inc.                        8.85%           6/15/99     1,025     1,085
KFW International Finance, Inc.                       9.125%           5/15/01     2,400     2,641
Korean Development Bank                                6.25%            5/1/00     5,000     4,964
Korean Development Bank                               6.625%          11/21/03    11,100    10,989
Korean Development Bank                                7.00%           7/15/99     1,300     1,320
Korean Development Bank                                7.25%           5/15/06     6,250     6,359
Province of Manitoba                                  6.125%           1/19/04     1,500     1,449
Province of Manitoba                                   7.75%            2/1/02     3,600     3,780
Province of Manitoba                                   8.75%           5/15/01     5,700     6,174
Province of Manitoba                                   9.25%            4/1/20     2,645     3,230
Province of Manitoba                                   9.50%           10/1/00     1,560     1,715
Province of Manitoba                                  9.625%           3/15/99     2,500     2,674
Province of Manitoba                                  9.625%           12/1/18     3,500     4,408
National Westminster Bancorp Inc.                     9.375%          11/15/03     2,800     3,192
Province of New Brunswick                              6.75%           8/15/13       210       203
Province of New Brunswick                              8.75%            5/1/22     1,850     2,171
Province of Newfoundland                               7.32%          10/13/23     8,050     7,934
New Zealand Government                                 8.75%          12/15/06     1,175     1,346
New Zealand Government                               10.625%          11/15/05       400       501
Province of Ontario                                   7.375%           1/27/03       915       950
Province of Ontario                                    7.75%            6/4/02     1,175     1,241
Republic of Portugal                                   5.75%           10/8/03     2,150     2,045
Province of Saskatchewan                              7.125%           3/15/08     1,200     1,211
Province of Saskatchewan                              7.375%           7/15/13     1,800     1,834
Province of Saskatchewan                               8.00%           7/15/04    15,950    17,103
Sweden Global Bond                                     6.50%            3/4/03       145       145
Kingdom of Thailand                                    8.25%           3/15/02     4,100     4,361
Tokyo Metro Government                               10.375%          10/20/97       135       139

---------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $150,499)                                                                          151,846
---------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $50,565)                                     6.39%             1/2/97     50,565    50,565
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $3,937,879)                                                                      3,983,629
---------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------
Other Assets--Notes B and F                                                                148,327
Liabilities--Note F                                                                       (146,520)
                                                                                           --------
                                                                                             1,807
---------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                       $3,985,436
---------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                                                                   AMOUNT
 TOTAL BOND MARKET PORTFOLIO                                                        (000)
-----------------------------------------------------------------------------------------
 AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
 Paid in Capital                                                               $3,952,980
 Undistributed Net Investment Income                                                   --
 Accumulated Net Realized Losses--Note E                                          (13,294)
 Unrealized Appreciation--Note E                                                   45,750
-----------------------------------------------------------------------------------------
 NET ASSETS                                                                    $3,985,436
=========================================================================================

 Individual Class--Net Assets Applicable to  301,101,470
 outstanding $.001 par value shares**                                          $2,961,576
-----------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INDIVIDUAL CLASS                                        $9.84
=========================================================================================

 Institutional Class--Net Assets Applicable to 104,094,958
 outstanding $.001 par value shares**                                          $1,023,860
-----------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL CLASS                                     $9.84
=========================================================================================

**Authorized 550,000,000 shares for Total Bond Market Portfolio.

--------------------------------------------------------------------------------------------------
                                                                                 FACE       MARKET
                                                                  MATURITY     AMOUNT       VALUE*
SHORT-TERM BOND PORTFOLIO                        COUPON               DATE      (000)        (000)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (71.0%)
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (70.3%)
U.S. Treasury Notes                               4.75%            8/31/98   $  1,575   $    1,548
U.S. Treasury Notes                              5.125%    4/30/98-6/30/98      1,675        1,662
U.S. Treasury Notes                               5.25%            7/31/98      3,925        3,893
U.S. Treasury Notes                              5.375%            5/31/98      2,975        2,960
U.S. Treasury Notes                               5.50%           11/15/98     10,800       10,727
U.S. Treasury Notes                              5.625%           11/30/00     21,600       21,208
U.S. Treasury Notes                               6.25%    8/31/00-4/30/01     12,125       12,156
U.S. Treasury Notes                              6.375%    1/15/00-3/31/01      7,850        7,903
U.S. Treasury Notes                               6.75%    5/31/99-6/30/99      2,725        2,773
U.S. Treasury Notes                              6.875%    7/31/99-3/31/00      7,350        7,505
U.S. Treasury Notes                               7.00%            4/15/99      7,050        7,207
U.S. Treasury Notes                               7.25%            2/15/98      9,200        9,351
U.S. Treasury Notes                               7.50%  10/31/99-11/15/01     26,700       28,039
U.S. Treasury Notes                               7.75%   11/30/99-2/15/01     21,110       22,094
U.S. Treasury Notes                              7.875%   4/15/98-11/15/99        925          953
U.S. Treasury Notes                               8.00%            8/15/99     18,300       19,169
U.S. Treasury Notes                               8.25%            7/15/98     35,895       37,174
U.S. Treasury Notes                               8.75%            8/15/00        300          325
U.S. Treasury Notes                              8.875%   11/15/98-2/15/99     16,290       17,183
U.S. Treasury Notes                               9.00%            5/15/98     15,175       15,815
U.S. Treasury Notes                              9.125%            5/15/99        950        1,015
                                                                                           -------
                                                                                           230,660
                                                                                           -------
AGENCY NOTES (0.7%)
Federal National Mortgage Assn.                   4.95%            9/30/98        700          689
Federal National Mortgage Assn.                   5.30%            3/11/98      1,075        1,070
Federal National Mortgage Assn.                   5.35%            8/12/98        700          694
                                                                                           -------
                                                                                             2,453
                                                                                           -------
--------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $232,122)                                                                          233,113
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (25.7%)
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.9%)
Banc One Credit Card Master Trust                 7.55%           12/15/99        650          659
Chase Manhattan Credit Card Master Trust          7.40%            5/15/00        225          226
Discover Card Master Trust                        5.40%           11/16/01      3,150        3,115
First Chicago Master Trust                        6.25%            8/15/99        300          300
First Deposit Master Trust                        5.75%            6/15/01      2,500        2,493
First Deposit Master Trust                        6.05%            8/15/02      2,500        2,503
MBNA Master Credit Card Trust                     7.75%           10/15/98        100          100
Sears Credit Card Master Trust                    7.25%            7/16/01        650          656
Sears Credit Card Master Trust                    8.10%            6/15/04      2,500        2,623
Standard Credit Card Master Trust                 6.80%             4/7/01        650          658
Standard Credit Card Master Trust                7.875%             1/7/00      2,500        2,575
                                                                                            ------
                                                                                            15,908
                                                                                            ------
FINANCE (12.0%)
American General Finance Corp.                   5.875%             7/1/00        450          441
American General Finance Corp.                    8.00%            2/15/00      1,400        1,458
American General Finance Corp.                    8.50%            8/15/98        300          310
Associates Corp.                                 5.875%            8/15/97        200          200
Associates Corp.                                  6.25%            3/15/99        500          500
Associates Corp.                                  7.25%            5/15/98        200          203
Associates Corp.                                 9.125%             4/1/00      1,000        1,076
AVCO Financial Services                           5.50%             5/1/98        250          248
BankAmerica Corp.                                9.625%            2/13/01        400          442
Bear Stearns Co.                                 7.625%            4/15/00        750          773
Bear Stearns Co.                                 9.125%            4/15/98        650          674
Chase Manhattan Corp.                            6.625%            1/15/98        200          201
Chase Manhattan Corp.                             7.75%            11/1/99        135          140

------------------------------------------------------------------------------------------
                                                                            FACE    MARKET
                                                               MATURITY   AMOUNT    VALUE*
SHORT-TERM BOND PORTFOLIO                        COUPON            DATE    (000)     (000)
------------------------------------------------------------------------------------------
Chrysler Finance Corp.                           5.375%        10/15/98   $  400    $  395
Chrysler Finance Corp.                           5.625%         1/15/99      350       347
Chrysler Finance Corp.                           6.625%         8/15/00      450       451
Chrysler Finance Corp.                            6.50%         6/15/98      250       252
Citicorp                                          9.75%          8/1/99    1,000     1,079
Citicorp                                         10.15%         2/15/98    1,000     1,046
Dean Witter Discover & Co.                        6.00%          3/1/98    1,800     1,801
Dean Witter Discover & Co.                        6.25%         3/15/00      210       208
First Chicago Corp.                              9.875%         8/15/00      150       166
First Chicago Corp.                              10.25%          5/1/01      250       283
First Fidelity Bancorp                           9.625%         8/15/99      800       861
First Interstate Bancorp                         8.625%          4/1/99      900       943
First Interstate Bancorp                        10.875%         4/15/01      250       288
Ford Motor Credit Corp.                           6.25%         2/26/98      250       251
General Motors Acceptance Corp.                  7.125%          6/1/99      500       508
General Motors Acceptance Corp.                  8.625%         6/15/99      750       788
Great Western Finance                            6.125%         6/15/98    1,500     1,500
Great Western Finance                            6.375%          7/1/00    2,000     1,989
International Lease Finance Corp.                 6.20%          5/1/00    3,000     2,971
Lehman Brothers Inc.                              5.75%         2/15/98      750       746
Manufacturers Hanover Corp.                       8.50%         2/15/99      900       939
Mellon Financial Corp.                            6.50%         12/1/97      300       301
Mellon Financial Corp.                           7.625%        11/15/99      600       619
Merrill Lynch & Co., Inc.                         6.50%          4/1/01    2,000     1,995
Merrill Lynch & Co., Inc.                         9.00%          5/1/98      300       311
Morgan Stanley Group, Inc.                        9.25%          3/1/98      200       207
NationsBank Corp.                                6.625%         1/15/98      350       352
NationsBank Corp.                                 6.75%         8/15/00      700       707
NationsBank Corp.                                 7.00%         9/15/01    1,500     1,520
PaineWebber Inc.                                  7.00%          3/1/00    1,450     1,460
Salomon, Inc.                                     6.70%         12/1/98    1,500     1,506
Sears, Roebuck & Co. Acceptance Corp.             6.50%         6/15/00    1,500     1,501
Smith Barney Holdings, Inc.                       5.50%         1/15/99      500       493
Smith Barney Holdings, Inc.                      5.625%        11/15/98      700       693
Smith Barney Holdings, Inc.                       7.98%          3/1/00    1,000     1,041
SunTrust Banks                                   8.875%          2/1/98      500       515
Transamerica Financial Corp.                      6.75%         1/15/98      300       302
Transamerica Financial Corp.                     8.375%         2/15/98      400       409
Travelers/Aetna Property Casualty Corp.           6.75%         4/15/01    1,000     1,004
                                                                                    ------
                                                                                    39,414
                                                                                    ------
INDUSTRIAL (7.4%)
AMAX, Inc.                                       9.875%         6/13/01      600       669
Black & Decker Co.                               6.625%        11/15/00    1,000     1,000
BP America, Inc.                                 8.875%         12/1/97      800       821
Chrysler Corp.                                   10.40%          8/1/99      350       359
Federal Express Corp.                            10.00%          9/1/98      600       635
Ford Capital BV                                   9.00%         8/15/98      535       558
Ford Capital BV                                  9.125%          5/1/98    1,215     1,262
Ford Capital BV                                  9.375%          1/1/98      750       775
Ford Capital BV                                   9.50%          7/1/01      675       746
Ford Holdings                                     9.25%          3/1/00    1,000     1,078
General Motors Corp.                             9.125%         7/15/01    1,000     1,093
General Motors Corp.                             9.625%         12/1/00      400       441
W.R. Grace & Co.                                  7.40%          2/1/00    1,550     1,586
Kimberly Clark                                   8.625%          5/1/01      100       108
Mobil Corp.                                      8.375%         2/12/01    2,238     2,389
News America Holdings                            9.125%        10/15/99    2,500     2,668
Occidental Petroleum Corp.                        8.50%         11/9/01      500       536
J.C. Penney Co., Inc.                            6.875%         6/15/99      750       758
J.C. Penney Co., Inc.                             9.05%          3/1/01      375       407
PepsiCo, Inc.                                    6.125%         1/15/98      200       200

-----------------------------------------------------------------------------------------
                                                                           FACE    MARKET
                                                               MATURITY  AMOUNT    VALUE*
                                                 COUPON            DATE   (000)     (000)
-----------------------------------------------------------------------------------------

Phillips Petroleum Co.                            9.00%          6/1/01  $2,000    $2,179
Praxair, Inc.                                     6.25%         6/30/00   1,250     1,243
Sears, Roebuck & Co.                              9.25%         4/15/98   1,300     1,350
Tenneco Inc.                                      8.20%        11/15/99     350       365
Texaco Capital Corp.                              9.00%        11/15/97     105       108
Texaco Capital Corp.                              9.00%        12/15/99     700       749
Union Oil of California                           9.75%         12/1/00     210       233
                                                                                   ------
                                                                                   24,316
                                                                                   ------
UTILITIES (1.4%)
Alabama Power Co.                                 6.00%          3/1/00   1,050     1,037
Arizona Public Service Co.                       7.625%         3/15/98     800       814
GTE Corp.                                         8.85%          3/1/98     700       722
Public Service of Colorado                        6.00%          1/1/01   1,000       983
Texas Utilities Co.                               5.75%          7/1/98     300       298
Texas Utilities Co.                              5.875%          4/1/98     800       799
                                                                                    -----
                                                                                    4,653
                                                                                    -----
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $84,244)                                                                   84,291
-----------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (Dollar Denominated) (1.6%)
-----------------------------------------------------------------------------------------
Asian Development Bank                           9.125%          6/1/00     700       758
Export Import Bank of Japan                       9.00%         4/15/98     500       518
Inter-American Development Bank                   9.50%        10/15/97     600       617
KFW International Finance                        9.125%         5/15/01     400       440
Province of Manitoba                              8.75%         5/15/01   1,500     1,625
Province of Manitoba                              9.50%         10/1/00     450       495
Province of Manitoba                             9.625%         3/15/99     500       535
National Westminster Bancorp.                     9.45%          5/1/01     250       277
-----------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $5,213)                                                                     5,265
-----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $1,976)                                   6.39%          1/2/97   1,976     1,976
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
  (COST $323,555)                                                                 324,645
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-----------------------------------------------------------------------------------------
Other Assets--Notes B and F                                                        22,496
Liabilities--Note F                                                               (18,849)
                                                                                 --------
                                                                                    3,647
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
Applicable to 33,093,763 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                $328,292
=========================================================================================

NET ASSET VALUE PER SHARE                                                           $9.92
=========================================================================================
*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                                         AMOUNT       PER
                                                                          (000)     SHARE
-----------------------------------------------------------------------------------------
 Paid in Capital                                                       $327,288     $9.89
 Undistributed Net Investment Income                                         --        --
 Accumulated Net Realized Losses--Note E                                    (86)       --
 Unrealized Appreciation--Note E                                          1,090       .03
=========================================================================================
 NET ASSETS                                                            $328,292     $9.92
=========================================================================================

----------------------------------------------------------------------------------------------
                                                                                FACE    MARKET
                                                                  MATURITY    AMOUNT    VALUE*
INTERMEDIATE-TERM BOND PORTFOLIO                 COUPON               DATE     (000)     (000)
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (56.1%)
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (51.8%)
U.S. Treasury Bonds                             10.375%  11/15/09-11/15/12   $72,665 $  90,781
U.S. Treasury Bonds                              10.75%            8/15/05    21,890    28,084
U.S. Treasury Notes                               5.75%            8/15/03    29,270    28,392
U.S. Treasury Notes                              5.875%            7/31/97     1,000     1,003
U.S. Treasury Notes                               6.25%            2/15/03    10,074    10,061
U.S. Treasury Notes                              6.375%            8/15/02    18,620    18,742
U.S. Treasury Notes                               7.00%            7/15/06    22,300    23,168
U.S. Treasury Notes                              7.125%            2/29/00       100       103
U.S. Treasury Notes                               7.25%    5/15/04-8/15/04     7,433     7,822
U.S. Treasury Notes                               7.50%   11/15/01-2/15/05    18,035    19,191
U.S. Treasury Notes                              7.875%           11/15/04     7,360     8,032
U.S. Treasury Notes                               8.75%           10/15/97       550       563
U.S. Treasury Notes                              8.875%           11/15/98     2,250     2,367
                                                                                       -------
                                                                                       238,309
                                                                                       -------
AGENCY NOTES (4.3%)
Federal Home Loan Mortgage Corp.                 6.785%             3/1/06     4,500     4,388
Federal Home Loan Mortgage Corp.                  7.09%             6/1/05     3,000     2,988
Federal National Mortgage Assn.                   5.80%           12/10/03       900       863
Federal National Mortgage Assn.                   6.25%            8/12/03     5,600     5,427
Federal National Mortgage Assn.                   7.00%            8/12/02     2,900     2,878
Federal National Mortgage Assn.                   7.55%            6/10/04     2,900     2,947
Tennessee Valley Authority                       6.875%            1/15/02       200       201
                                                                                        ------
                                                                                        19,692
                                                                                        ------
----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $254,754)                                                                      258,001
----------------------------------------------------------------------------------------------
CORPORATE BONDS (33.9%)
----------------------------------------------------------------------------------------------
FINANCE (15.7%)
American General Finance Corp.                    7.45%             7/1/02       425       440
Associates Corp.                                  7.50%            4/15/02     2,400     2,487
BankAmerica Corp.                                 6.20%            2/15/06     3,000     2,830
BankAmerica Corp.                                 7.50%           10/15/02       400       414
BankAmerica Corp.                                7.625%            6/15/04       450       469
BankAmerica Corp.                                 7.75%            7/15/02       250       261
BankAmerica Corp.                                10.00%             2/1/03       700       809
Bear Stearns Co.                                 6.625%            1/15/04       350       342
Chase Manhattan Corp.                            8.625%             5/1/02     1,000     1,084
Chemical Banking Corp.                            7.25%            9/15/02     3,565     3,651
CIT Group Holdings                               6.625%            6/15/05       350       343
Citicorp                                         7.125%             6/1/03       135       137
Citicorp                                         8.625%            12/1/02     1,500     1,635
Commercial Credit Corp.                           5.90%             9/1/03       450       431
Commercial Credit Corp.                          7.875%            7/15/04     2,000     2,110
CoreStates Capital Corp.                         6.625%            3/15/05     2,400     2,334
CoreStates Capital Corp.                         9.375%            4/15/03       500       565
Countrywide Funding                               8.25%            7/15/02       250       266
Dean Witter Discover & Co.                       6.875%             3/1/03       400       401
First Chicago Corp.                              7.625%            1/15/03       600       625
First Union Corp.                                 8.00%           11/15/02     2,000     2,114
First Union Corp.                                8.125%            6/24/02     1,600     1,698
Fleet Financial Group, Inc.                      6.875%             3/1/03       600       602
Fleet Financial Group, Inc.                      7.125%            4/15/06     1,300     1,298
Fleet/Norstar Group                              8.125%             7/1/04       900       957
Ford Motor Credit Corp.                          6.625%            6/30/03     3,000     2,959
Ford Motor Credit Corp.                           8.20%            2/15/02       900       955
General Motors Acceptance Corp.                   5.50%           12/15/01       750       710
General Motors Acceptance Corp.                  6.625%            10/1/02     3,200     3,179
Household Finance Corp.                          7.625%            1/15/03     3,500     3,637

-----------------------------------------------------------------------------------------------
                                                                                 FACE    MARKET
                                                                    MATURITY   AMOUNT    VALUE*
                                                 COUPON                 DATE    (000)     (000)
-----------------------------------------------------------------------------------------------
Household Finance Corp.                                7.65%         5/15/07   $  850    $  887
Mellon Bank                                            6.75%          6/1/03      225       224
Merrill Lynch & Co., Inc.                              8.00%          2/1/02      400       422
Merrill Lynch & Co., Inc.                              8.30%         11/1/02      250       268
NAC Re Corp.                                           7.15%        11/15/05    2,500     2,496
NCNB Corp.                                             9.50%          6/1/04    2,000     2,299
NationsBank Corp.                                      6.50%         3/15/06    2,900     2,787
NationsBank Corp.                                     6.875%         2/15/05      325       322
NationsBank Corp.                                      7.75%         8/15/04      500       522
NationsBank Corp.                                     8.125%         6/15/02    1,000     1,062
Norwest Financial, Inc.                                7.00%         1/15/03      110       112
Orion Capital Corp.                                    7.25%         7/15/05      500       499
Orion Capital Corp.                                   9.125%          9/1/02    3,000     3,296
Paine Webber Group, Inc.                              7.875%         2/15/03      250       260
Republic New York Corp.                                7.75%         5/15/02      700       734
Republic New York Corp.                                7.75%         5/15/09    2,400     2,522
Sears Roebuck Acceptance Corp.                         6.75%         9/15/05    3,000     2,955
Smith Barney Holdings                                 6.875%         6/15/05    3,300     3,249
SunTrust Banks                                        7.375%          7/1/06    2,400     2,466
USF & G Co.                                           7.125%          6/1/05    2,400     2,415
Wells Fargo & Co.                                     6.875%          4/1/06    3,000     2,950
                                                                                       --------
                                                                                         72,490
                                                                                       --------
INDUSTRIAL (11.7%)
Air Products & Chemicals, Inc.                        6.25%          6/15/03      125       122
American Airlines (Equipment Trust Certificates)      9.71%           1/2/07      482       541
Applied Materials, Inc.                               8.00%           9/1/04      150       158
Archer-Daniels-Midland Co.                            6.25%          5/15/03      250       244
Black & Decker Corp.                                  7.50%           4/1/03    3,500     3,610
Burlington Northern Santa Fe Corp.                   6.375%         12/15/05    3,000     2,874
CSX Corp.                                             9.00%          8/15/06      275       310
Caterpillar, Inc.                                     9.00%          4/15/06      500       570
Coastal Corp.                                        10.25%         10/15/04    2,000     2,370
Cyprus Minerals Co.                                 10.125%           4/1/02    1,500     1,708
Delta Airlines, Inc. (Equipment Trust Certificates)   8.54%           1/2/07      520       552
Eastman Chemical Co.                                 6.375%          1/15/04    3,475     3,381
Falconbridge, Ltd.                                    7.35%          11/1/06    1,000     1,011
First Data Corp.                                     6.625%           4/1/03    2,000     1,995
Ford Capital BV                                      9.875%          5/15/02    2,520     2,866
General Motors Corp.                                  7.00%          6/15/03      500       503
W.R. Grace & Co.                                      7.75%          10/1/02      500       521
W.R. Grace & Co.                                      8.00%          8/15/04    2,850     3,017
HNG Internorth                                       9.625%          3/15/06    2,000     2,348
Johnson & Johnson                                    7.375%          6/29/02      200       208
Lockheed Martin Corp.                                 6.50%          4/15/03    2,000     1,972
May Department Stores Co.                            9.875%          12/1/02      225       259
McDonald's Corp.                                      6.75%          2/15/03      450       452
McDonnell Douglas Corp.                               9.25%           4/1/02    1,000     1,117
Medpartners                                          7.375%          10/1/06      600       602
News America Holdings                                 8.50%          2/15/05    2,000     2,142
Noranda, Inc.                                         7.50%          7/15/03    1,000     1,025
Occidental Petroleum                                  8.50%          11/9/01    1,000     1,071
Occidental Petroleum                                  8.50%          9/15/04    3,000     3,119
J.C. Penney Co., Inc.                                6.125%         11/15/03      130       125
Philip Morris Co.                                     8.25%         10/15/03      250       266
Praxair, Inc.                                         6.75%           3/1/03    2,500     2,497
Quaker State Corp.                                   6.625%         10/15/05      800       772
Sears, Roebuck & Co.                                  6.25%          1/15/04      650       627
Texas Instruments                                    6.125%           2/1/06    2,800     2,642
Union Carbide Corp.                                   6.75%           4/1/03    3,050     3,031
Union Oil of California                              6.375%           2/1/04    2,000     1,938
Union Oil of California                              9.125%          2/15/06      200       226

-----------------------------------------------------------------------------------------
                                                                           FACE    MARKET
                                                               MATURITY  AMOUNT    VALUE*
INTERMEDIATE-TERM BOND PORTFOLIO                 COUPON            DATE   (000)     (000)
-----------------------------------------------------------------------------------------

Union Oil of California                           9.25%          2/1/03  $  550  $    614
Whirlpool Corp.                                   9.00%          3/1/03     400       442
Xerox Corp.                                      8.125%         4/15/02     150       160
                                                                                   ------
                                                                                   54,008
                                                                                   ------
UTILITIES--ELECTRIC & GAS (4.2%)
Baltimore Gas & Electric Co.                      7.25%          7/1/02     200       205
Coastal Corp.                                    8.125%         9/15/02   2,700     2,856
Cincinnati Gas & Electric Co.                     6.45%         2/15/04   1,000       976
Cincinnati Gas & Electric Co.                    8.125%          8/1/03     250       255
Consolidated Edison Co. of New York, Inc.        6.625%          2/1/02     500       499
Enron Corp.                                      7.125%         5/15/07   2,300     2,317
Enron Corp.                                      7.625%         9/10/04   1,000     1,043
Florida Power & Light Co.                        6.625%          2/1/03     210       206
Pacific Gas & Electric                           7.875%          3/1/02   3,000     3,162
Texas Utilities Co.                              7.375%          8/1/01     450       462
Texas Utilities Co.                              8.125%          2/1/02     600       634
Texas Utilities Co.                               8.25%          4/1/04   1,650     1,771
Union Electric Corp.                              7.65%         7/15/03   1,000     1,044
Virginia Electric & Power Co.                    6.625%          4/1/03   4,000     3,990
                                                                                   ------
                                                                                   19,420
                                                                                   ------
UTILITIES--TELEPHONE (2.3%)
MCI Communications Corp.                          7.50%         8/20/04   3,250     3,369
New England Telephone & Telegraph Co.            8.625%          8/1/01   3,500     3,775
Pacific Bell Corp.                                7.00%         7/15/04     900       912
Pacific Bell Corp.                                7.25%          7/1/02     450       462
Southwestern Bell Telephone                       5.75%          9/1/04   2,000     1,870
                                                                                   ------
                                                                                   10,388
                                                                                   ------
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $154,416)                                                                 156,306
-----------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (Dollar Denominated) (8.1%)
-----------------------------------------------------------------------------------------
Province of British Columbia                      7.00%         1/15/03     400       408
Hanson Overseas                                  7.375%         1/15/03   2,500     2,565
Republic of Indonesia                             7.75%          8/1/06   2,900     2,940
KFW International Finance, Inc.                  7.625%         2/15/04   4,625     4,881
Korean Development Bank                          6.625%        11/21/03   2,250     2,228
Korean Development Bank                           7.25%         5/15/06   3,000     3,052
Province of Manitoba                             6.125%         1/19/04   1,500     1,449
Province of Manitoba                              7.75%          2/1/02   4,875     5,119
National Westminster Bancorp Inc.                9.375%        11/15/03   1,150     1,311
New Zealand Government                            8.75%        12/15/06     125       143
New Zealand Government                          10.625%        11/15/05     600       752
Noranda Inc.                                     8.125%         6/15/04   1,000     1,056
Noranda Inc.                                     8.625%         7/15/02     500       540
Bank of Nova Scotia                              6.875%          5/1/03     750       752
Province of Ontario                               7.75%          6/4/02     550       581
Republic of Portugal                              5.75%         10/8/03     600       571
Province of Saskatchewan                         7.125%         3/15/08     500       505
Province of Saskatchewan                          8.00%         7/15/04   3,900     4,182
Kingdom of Thailand                               8.25%         3/15/02   4,000     4,255
-----------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $37,036)                                                                   37,290
-----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (COST $4,447)                                   6.39%          1/2/97   4,447     4,447
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $450,653)                                                                 456,044
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE*
                                                                                    (000)
------------------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------
Other Assets--Notes B and F                                                      $ 39,791
Liabilities--Note F                                                               (35,476)
                                                                                 ---------
                                                                                    4,315
------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------
Applicable to 46,206,179 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                $460,359
==========================================================================================

NET ASSET VALUE PER SHARE                                                           $9.96
==========================================================================================
*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
                                                                         AMOUNT       PER
                                                                          (000)     SHARE
------------------------------------------------------------------------------------------
 Paid in Capital                                                       $458,907     $9.93
 Undistributed Net Investment Income                                         --       --
 Accumulated Net Realized Losses--Note E                                 (3,939)     (.09)
 Unrealized Appreciation--Note E                                          5,391       .12
-----------------------------------------------------------------------------------------
 NET ASSETS                                                            $460,359     $9.96
==========================================================================================

-------------------------------------------------------------------------------------------
                                                                             FACE    MARKET
                                                                 MATURITY  AMOUNT    VALUE*
LONG-TERM BOND PORTFOLIO                         COUPON              DATE   (000)     (000)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (66.2%)
-------------------------------------------------------------------------------------------
U.S. Treasury Bonds                               7.25%           8/15/22 $   225   $   238
U.S. Treasury Bonds                              7.625%          11/15/22     600       662
U.S. Treasury Bonds                              7.875%           2/15/21     145       164
U.S. Treasury Bonds                               8.00%          11/15/21   1,150     1,318
U.S. Treasury Bonds                              8.125%   8/15/19-8/15/21  10,555    12,247
U.S. Treasury Bonds                               8.50%           2/15/20     570       685
U.S. Treasury Bonds                               8.75%   5/15/17-5/15/20   3,555     4,342
U.S. Treasury Bonds                              8.875%   8/15/17-2/15/19   3,415     4,223
U.S. Treasury Bonds                              9.125%           5/15/18   1,495     1,894
U.S. Treasury Notes                               5.75%           8/15/03     125       121
U.S. Treasury Notes                              6.375%           3/31/01     300       302
U.S. Treasury Notes                               7.00%           7/15/06     250       260
U.S. Treasury Notes                               7.50%           2/15/05     790       845
U.S. Treasury Notes                              7.875%          11/15/04   1,750     1,910
-------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $28,194)                                                                     29,211
-------------------------------------------------------------------------------------------
CORPORATE BONDS (25.3%)
-------------------------------------------------------------------------------------------
FINANCE (5.0%)
Chemical Bank Corp.                              6.125%           11/1/08     500       459
Dean Witter Discover & Co                         6.75%          10/15/13     200       186
Ford Motor Credit Corp.                           6.75%           5/15/05     115       113
Household Finance Corp.                           6.45%            2/1/09      70        66
Household Finance Corp.                           7.65%           5/15/07     150       157
NationsBank Corp.                                6.875%           2/15/05      95        94
NationsBank Corp.                                 7.25%          10/15/25     375       360
Norwest Corp.                                     6.65%          10/15/23      60        55
Orion Capital Corp.                               7.25%           7/15/05     300       299
Sears, Roebuck & Co. Acceptance Corp.            6.125%           1/15/06     150       142
Travelers/Aetna Property Casualty Corp.           7.75%           4/15/26     275       283
                                                                                      -----
                                                                                      2,214
                                                                                      -----
INDUSTRIAL (10.8%)
Archer-Daniels-Midland Co.                       8.875%           4/15/11      80        93
Auburn Hills                                     12.00%            5/1/20      60        91
Bowater, Inc.                                    9.375%          12/15/21     250       299
Burlington Northern                              6.875%           2/15/16     300       283
Burlington Sante Fe                               7.00%          12/15/25      50        47
CSX Corp.                                        8.625%           5/15/22      25        28
CSX Corp.                                         9.00%           8/15/06      25        28
Caterpillar, Inc.                                 9.00%           4/15/06     100       114
Deere & Co.                                       8.50%            1/9/22     115       130
Eastman Chemical Co.                              7.25%           1/15/24     250       243
Ford Capital BV                                   9.50%            6/1/10     180       214
Ford Motor Corp.                                  9.95%           2/15/32     100       130
International Business Machines Corp.            7.125%         12/1/2096     250       238
International Paper Co.                          7.625%           1/15/07      35        36
May Department Stores Co.                         9.75%           2/15/21      40        48
Mobil Corp.                                      7.625%           2/23/33     230       231
News America Holdings                             8.50%           2/15/05     400       428
Occidental Petroleum                              9.25%            8/1/19     250       300
J.C. Penney Co., Inc.                            7.125%          11/15/23     220       207
Quaker State Corp.                               6.625%          10/15/05     150       145
Sears, Roebuck & Co.                             9.375%           11/1/11     395       472
Texas Instruments                                6.125%            2/1/06     300       283
Texaco Capital Corp.                             8.875%            9/1/21     155       183
Union Carbide Corp.                               7.75%         10/1/2096      50        50
Union Carbide Corp.                              7.875%            4/1/23     220       228
Union Oil of California                          9.125%           2/15/06      90       102
Union Pacific Corp.                              8.625%           5/15/22      35        37
Whirlpool Corp.                                   9.10%            2/1/08      60        69
                                                                                      -----
                                                                                      4,757
                                                                                      -----

-----------------------------------------------------------------------------------------------
                                                                                 FACE    MARKET
                                                                    MATURITY   AMOUNT    VALUE*
                                                     COUPON             DATE    (000)     (000)
-----------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC & GAS (4.6%)
Alabama Power Co.                                      8.75%         12/1/21   $ 140    $  149
Arizona Public Service Co.                             7.25%          8/1/23     200       189
Arizona Public Service Co.                             8.00%          2/1/25     315       318
Coastal Corp.                                          7.75%        10/15/35     400       407
Enron Corp.                                           7.125%         5/15/07     246       248
Illinios Power Co.                                     7.50%         7/15/25     300       288
Texas Utilities Co.                                   7.875%          3/1/23     190       191
Texas Utilities Co.                                    8.75%         11/1/23      50        53
Union Electric Power Co.                               6.75%          5/1/08     120       118
Wisconsin Electric Power Co.                           7.70%        12/15/27      75        76
                                                                                         ------
                                                                                         2,037
                                                                                         ------
UTILITIES--TELEPHONE (4.9%)
GTE Corp.                                              7.83%          5/1/23     250       252
GTE Corp.                                              8.75%         11/1/21     250       288
MCI Communications Corp.                               7.75%         3/23/25     250       253
Michigan Bell Telephone Co.                            7.50%         2/15/23     140       139
New England Telephone & Telegraph Co.                 6.875%         10/1/23     110       102
New England Telephone & Telegraph Co.                  9.00%          8/1/31     250       272
Northern Telecom                                      6.875%          9/1/23     250       234
Southern Bell Telephone Co.                           7.625%         3/15/13      50        50
Southwestern Bell Telephone Co.                        7.25%         7/15/25     450       437
Southwestern Bell Telephone Co.                       7.625%         10/1/13      80        81
Southwestern Bell Telephone Co.                       7.625%          3/1/23      45        45
                                                                                         ------
                                                                                         2,153
                                                                                         ------
-----------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $11,055)                                                                        11,161
-----------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (DOLLAR DENOMINATED) (6.7%)
-----------------------------------------------------------------------------------------------
British Columbia Hydro                                12.50%          9/1/13     100       113
Grand Metropolitan Investment Corp.                    9.00%         8/15/11      75        89
Inter-American Development Bank                       7.125%         3/15/23      25        24
Inter-American Development Bank                        8.50%         3/15/11     110       125
International Bank for Reconstruction & Development    9.25%         7/15/17     135       168
KFW International Finance, Inc.                        7.20%         3/15/14     600       608
Province of Manitoba                                   9.25%          4/1/20     485       592
Province of New Brunswick                              8.75%          5/1/22     250       293
New Zealand Government                                 8.75%        12/15/06     200       229
Province of Saskatchewan                              7.125%         3/15/08     100       101
Province of Saskatchewan                              7.375%         7/15/13     600       611
-----------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
  (COST $2,889)                                                                          2,953
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $101)                                          6.39%          1/2/97     101       101
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%)
  (COST $42,239)                                                                        43,426
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
-----------------------------------------------------------------------------------------------
Other Assets--Note B                                                                       950
Liabilities                                                                               (252)
                                                                                          -----
                                                                                           698
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------
Applicable to 4,376,733 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                      $44,124
===============================================================================================

NET ASSET VALUE PER SHARE                                                               $10.08
===============================================================================================

*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------
                                                                         AMOUNT        PER
 LONG-TERM BOND PORTFOLIO                                                 (000)      SHARE
------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
 Paid in Capital                                                        $43,410      $9.92
 Undistributed Net Investment Income                                         --       --
 Accumulated Net Realized Losses--Note E                                   (473)      (.11)
 Unrealized Appreciation--Note E                                          1,187        .27
------------------------------------------------------------------------------------------
 NET ASSETS                                                             $44,124     $10.08
==========================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. The Total Bond Market Portfolio also reports the breakdown of expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31, 1996
                                          ---------------------------------------------------------
                                          TOTAL BOND    SHORT-TERM INTERMEDIATE-    LONG-TERM
                                              MARKET          BOND     TERM BOND         BOND
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                               (000)         (000)         (000)        (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                 $225,339       $17,107       $29,172       $2,460
                                            -------------------------------------------------------
      Total Income                           225,339        17,107        29,172        2,460
                                            -------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services               400            32            52            4
      Management and Administrative            1,751           304           401           --
      Shareholder Account Maintenance1         2,277            92           215           30
      Marketing and Distribution1                932            77           123            9
   Taxes (other than income taxes)               246            20            32            3
   Custodian Fees                                175            19            21           14
   Auditing Fees                                  11             8             8            8
   Shareholders' Reports1                        127             3            10            2
   Annual Meeting and Proxy Costs1                30             1             2            1
   Directors' Fees and Expenses                    9             1             1           --
                                             ------------------------------------------------------
      Total Expenses                           5,958           557           865           71
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        219,381        16,550        28,307        2,389
---------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT
   SECURITIES SOLD                            (5,514)          (90)       (3,931)        (473)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES   (74,246)       (3,312)      (11,605)      (1,054)
===================================================================================================
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                $139,621       $13,148       $12,771      $   862
===================================================================================================

(1)Expenses of the Total Bond Market Portfolio by Class are:

---------------------------------------------------------------------------------------------------
                                                                             (000)
                                                             --------------------------------------
                                                             INDIVIDUAL   INSTITUTIONAL
                                                                  CLASS           CLASS      TOTAL
---------------------------------------------------------------------------------------------------
Class-Specific Expenses:
   Shareholder Account Maintenance                               $2,258           $  19     $2,277
   Marketing and Distribution                                       786             146        932
   Shareholders' Reports                                            127              --        127
   Annual Meeting and Proxy Costs                                    30              --         30
                                                                -----------------------------------
Total Class-Specific Expenses                                     3,201             165      3,366
All Other Portfolio Expenses                                      2,041             551      2,592
---------------------------------------------------------------------------------------------------
Total Expenses                                                   $5,242           $ 716     $5,958
===================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. The Total Bond Market Portfolio-Individual and -Institutional shares' Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately.

---------------------------------------------------------------------------------------------
                                                                 TOTAL BOND MARKET PORTFOLIO
                                                                 ----------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                 ----------------------------
                                                                        1996              1995
                                                                       (000)             (000)
---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                         $  219,381        $  146,726
   Realized Net Gain (Loss)                                          (5,514)            4,808
   Change in Unrealized Appreciation (Depreciation)                 (74,246)          210,856
                                                                 ----------------------------
      Net Increase in Net Assets Resulting from Operations          139,621           362,390
                                                                 ----------------------------
DISTRIBUTIONS
   Net Investment Income
      Individual Class                                             (171,657)         (141,500)
      Institutional Class                                           (47,724)           (5,226)
   Realized Capital Gain
      Individual Class                                                  --              --
      Institutional Class                                               --              --
                                                                 ----------------------------
         Total Distributions                                       (219,381)         (146,726)
                                                                 ----------------------------
CAPITAL SHARE TRANSACTIONS--INDIVIDUAL CLASS(1)
   Issued                                                         1,373,171         1,132,841
   Issued in Lieu of Cash Distributions                             147,464           121,731
   Redeemed                                                        (893,692)         (787,427)
                                                                 ----------------------------
      Net Increase--Individual Class                                626,943           467,145
                                                                 ----------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL CLASS(2)
   Issued                                                           702,749           403,027
   Issued in Lieu of Cash Distributions                              41,752             3,862
   Redeemed                                                        (124,465)           (2,189)
                                                                 ----------------------------
      Net Increase--Institutional Class                             620,036           404,700
---------------------------------------------------------------------------------------------
   Total Increase                                                 1,167,219         1,087,509
---------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                              2,818,217         1,730,708
                                                                 ----------------------------
   End of Year                                                   $3,985,436        $2,818,217
=============================================================================================

(1)Shares Issued (Redeemed)--Individual Class
   Issued                                                           139,884           116,319
   Issued in Lieu of Cash Distributions                              15,068            12,465
   Redeemed                                                         (91,062)          (80,354)
                                                                 ----------------------------
      Net Increase in Shares Outstanding                             63,890            48,430
=============================================================================================

(2)Shares Issued (Redeemed)--Institutional Class
   Issued                                                            71,819            40,585
   Issued in Lieu of Cash Distributions                               4,272               384
   Redeemed                                                         (12,749)             (216)
                                                                 ----------------------------
      Net Increase in Shares Outstanding                             63,342            40,753
=============================================================================================

--------------------------------------------------------------------------------------------
                                                 SHORT-TERM               INTERMEDIATE-TERM
                                               BOND PORTFOLIO               BOND PORTFOLIO
                                           -------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------
                                                1996          1995          1996        1995
                                               (000)         (000)         (000)       (000)
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                   $ 16,550     $   9,250      $ 28,307     $ 13,240
   Realized Net Gain (Loss)                     (90)          539        (3,931)       1,817
   Change in Unrealized Appreciation
      (Depreciation)                         (3,312)        6,934       (11,605)      20,339
                                           -------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations           13,148        16,723        12,771       35,396
                                           -------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                    (16,550)       (9,250)      (28,307)     (13,240)
   Realized Capital Gain                        (88)           --          (166)        (888)
                                           -------------------------------------------------
      Total Distributions                   (16,638)       (9,250)      (28,473)     (14,128)
                                           --------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                   166,669       140,245       281,767      294,078
   Issued in Lieu of Cash Distributions      14,288         8,107        24,466       12,148
   Redeemed                                 (56,772)      (25,210)     (175,804)     (53,262)
                                           -------------------------------------------------
      Net Increase from Capital
         Share Transactions                 124,185       123,142       130,429      252,964
--------------------------------------------------------------------------------------------
   Total Increase                           120,695       130,615       114,727      274,232
--------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                        207,597        76,982       345,632       71,400
                                           -------------------------------------------------
   End of Year                             $328,292      $207,597      $460,359     $345,632
============================================================================================

(1)Shares Issued (Redeemed)
     Issued                                  16,763        14,263        28,221       29,647
     Issued in Lieu of Cash Distributions     1,443           818         2,469        1,208
     Redeemed                                (5,726)       (2,567)      (17,819)      (5,300)
                                           -------------------------------------------------
        Net Increase in Shares Outstanding   12,480        12,514        12,871       25,555
============================================================================================

------------------------------------------------------------------------------------------
                                                                  LONG-TERM BOND PORTFOLIO
                                                                  ------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                  ------------------------
                                                                          1996        1995
                                                                         (000)       (000)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                              $ 2,389     $    974
   Realized Net Gain (Loss)                                              (473)         134
   Change in Unrealized Appreciation (Depreciation)                    (1,054)       2,639
                                                                    -----------------------
      Net Increase in Net Assets Resulting from Operations                862        3,747
                                                                    -----------------------
DISTRIBUTIONS
   Net Investment Income                                               (2,389)        (974)
   Realized Capital Gain                                                  (26)         (54)
                                                                    -----------------------
      Total Distributions                                              (2,415)      (1,028)
                                                                    -----------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                              36,232       18,312
   Issued in Lieu of Cash Distributions                                 1,913          741
   Redeemed                                                           (16,950)      (5,884)
                                                                    -----------------------
      Net Increase from Capital Share Transactions                     21,195       13,169
------------------------------------------------------------------------------------------
   Total Increase                                                      19,642       15,888
------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                   24,482        8,594
                                                                    -----------------------
   End of Year                                                        $44,124      $24,482
==========================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                             3,616        1,816
     Issued in Lieu of Cash Distributions                                 192           73
     Redeemed                                                          (1,693)        (586)
                                                                       -------------------
      Net Increase in Shares Outstanding                                2,115        1,303
==========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis; the Total Bond Market Portfolio-Individual and -Institutional shares' results are shown separately. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

-----------------------------------------------------------------------------------------------------------------
                                                                  TOTAL BOND MARKET PORTFOLIO-INDIVIDUAL CLASS
                                                                         YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1996     1995       1994      1993       1992
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $10.14   $ 9.17     $10.06    $ 9.88      $9.99
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .640     .650       .622      .638      .699
   Net Realized and Unrealized Gain (Loss) on Investments         (.300)    .970      (.888)     .300     (.018)
                                                                 ------------------------------------------------
      Total from Investment Operations                             .340    1.620      (.266)     .938      .681
                                                                 ------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.640)   (.650)     (.622)    (.638)    (.699)
   Distributions from Realized Capital Gains                         --       --      (.002)    (.120)    (.092)
                                                                 ------------------------------------------------
      Total Distributions                                         (.640)   (.650)     (.624)    (.758)    (.791)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $  9.84   $10.14    $  9.17    $10.06     $9.88
=================================================================================================================

TOTAL RETURN*                                                     3.58%   18.18%     -2.66%     9.68%     7.14%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                            $2,962   $2,405     $1,731    $1,540    $1,066
   Ratio of Total Expenses to Average Net Assets                  0.20%    0.20%      0.18%     0.18%     0.20%
   Ratio of Net Investment Income to Average Net Assets           6.54%    6.66%      6.57%     6.24%     7.06%
   Portfolio Turnover Rate                                          39%      36%        33%       50%       49%
-----------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the annual account maintenance fee of $10.

-------------------------------------------------------------------------------------------------------------------
                                                                   Total Bond Market Portfolio-Institutional Class
                                                                                  YEAR ENDED           SEP. 18* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                 DEC. 31, 1996         DEC. 31, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $10.14               $  9.87
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                .650                  .174
   Net Realized and Unrealized Gain (Loss) on Investments                              (.300)                 .270
                                                                                     -----------------------------
      Total from Investment Operations                                                  .350                  .444
                                                                                     -----------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                (.650)                (.174)
   Distributions from Realized Capital Gains                                             --                    --
                                                                                     -----------------------------
      Total Distributions                                                              (.650)                (.174)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $  9.84                $10.14
===================================================================================================================

TOTAL RETURN                                                                           3.68%                 4.53%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                               $1,024                  $413
   Ratio of Total Expenses to Average Net Assets                                       0.10%               0.10%**
   Ratio of Net Investment Income to Average Net Assets                                6.66%               6.48%**
   Portfolio Turnover Rate                                                               39%                   36%
-------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-----------------------------------------------------------------------------------------------
                                                                 SHORT-TERM BOND PORTFOLIO
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                 ---------------     MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     1996      1995 DEC. 31, 1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.07   $  9.50        $10.00
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .587     .623          .463
   Net Realized and Unrealized Gain (Loss) on Investments         (.146)    .570         (.500)
                                                                  -----------------------------
      Total from Investment Operations                             .441    1.193         (.037)
                                                                  -----------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.587)   (.623)        (.463)
   Distributions from Realized Capital Gains                      (.004)     --            --
      Total Distributions                                         (.591)   (.623)        (.463)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  9.92    $10.07      $  9.50
===============================================================================================

TOTAL RETURN**                                                    4.55%    12.88%       -0.37%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $328      $208         $77
   Ratio of Total Expenses to Average Net Assets                  0.20%     0.20%       0.18%+
   Ratio of Net Investment Income to Average Net Assets           5.93%     6.28%       5.77%+
   Portfolio Turnover Rate                                          65%       65%         53%
-----------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.
**Total return figures do not reflect the annual account maintenance fee of $10.
 +Annualized.

------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE-TERM BOND PORTFOLIO
                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                             ------------------       MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   1996        1995  DEC. 31, 1994
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.37   $  9.18         $10.00
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .648      .661           .533
   Net Realized and Unrealized Gain (Loss) on Investments         (.406)    1.217          (.820)
                                                                  ------------------------------
      Total from Investment Operations                             .242     1.878          (.287)
                                                                  ------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.648)    (.661)         (.533)
   Distributions from Realized Capital Gains                      (.004)    (.027)           --
      Total Distributions                                         (.652)    (.688)         (.533)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 9.96    $10.37         $ 9.18
================================================================================================

TOTAL RETURN**                                                    2.55%    21.07%         -2.88%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $460      $346            $71
   Ratio of Total Expenses to Average Net Assets                  0.20%     0.20%          0.18%+
   Ratio of Net Investment Income to Average Net Assets           6.54%     6.55%          6.88%+
   Portfolio Turnover Rate                                          80%       71%            63%
------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.
**Total return figures do not reflect the annual account maintenance fee of $10.
 +Annualized.

--------------------------------------------------------------------------------------------------
                                                                 LONG-TERM BOND PORTFOLIO
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                 ---------------       MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     1996      1995   DEC. 31, 1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.82   $  8.96          $10.00
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .674      .692            .586
   Net Realized and Unrealized Gain (Loss) on Investments         (.731)    1.884          (1.040)
                                                                  --------------------------------
      Total from Investment Operations                            (.057)    2.576           (.454)
                                                                  --------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.674)    (.692)          (.586)
   Distributions from Realized Capital Gains                      (.009)    (.024)            --
      Total Distributions                                         (.683)    (.716)          (.586)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $10.08    $10.82         $  8.96
==================================================================================================

TOTAL RETURN**                                                   -0.26%    29.72%          -4.53%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                             $44       $24             $9
   Ratio of Total Expenses to Average Net Assets                  0.20%     0.20%          0.18%+
   Ratio of Net Investment Income to Average Net Assets           6.75%     6.90%          7.70%+
   Portfolio Turnover Rate                                          46%       45%            70%
--------------------------------------------------------------------------------------------------

 *Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.
**Total return figures do not reflect the annual account maintenance fee of $10.
 +Annualized.




NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Total Bond Market, Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond Portfolios. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each Portfolio of the Fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital aggregating $418,000 to Vanguard (included in Other Assets), representing 2.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. The Total Bond Market Portfolio offers two classes of shares, the Individual Class and the Institutional Class. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Individual shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity.

D. During the year ended December 31, 1996, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

         -----------------------------------------------------------------------
                                                               (000)
                                                   -----------------------------
         PORTFOLIO                                   PURCHASES         SALES
         -----------------------------------------------------------------------
         Total Bond Market                           $546,173        $240,341
         Short-Term Bond                               48,517          22,541
         Intermediate-Term Bond                        99,076          54,775
         Long-Term Bond                                 8,692           2,404
         -----------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

         -----------------------------------------------------------------------
                                                               (000)
                                                   -----------------------------
         PORTFOLIO                                   PURCHASES         SALES
         -----------------------------------------------------------------------
         Total Bond Market                         $2,140,893      $1,043,886
         Short-Term Bond                              256,152         154,173
         Intermediate-Term Bond                       372,287         283,233
         Long-Term Bond                                27,787          13,472
         -----------------------------------------------------------------------

E. At December 31, 1996, the Portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

         -----------------------------------------------------------------------
                                                     EXPIRATION
                                               FISCAL YEAR(S) ENDING   AMOUNT
         PORTFOLIO                                 DECEMBER 31,         (000)
         -----------------------------------------------------------------------
         Total Bond Market                          2002-2004         $12,831
         Short-Term Bond                                 2004              90
         Intermediate-Term Bond                          2004           3,931
         Long-Term Bond                                  2004             473
         -----------------------------------------------------------------------

     At December 31, 1996, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         -----------------------------------------------------------------------
                                                       (000)
                                  ----------------------------------------------
                                    APPRECIATED     DEPRECIATED  NET UNREALIZED
         PORTFOLIO                  SECURITIES      SECURITIES     APPRECIATION
         -----------------------------------------------------------------------
         Total Bond Market           $62,856        $(17,106)         $45,750
         Short-Term Bond               1,793            (703)           1,090
         Intermediate-Term Bond        6,312            (921)           5,391
         Long-Term Bond                1,332            (145)           1,187
         -----------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at December 31, 1996, and collateral received with respect to such loans, were:

         -----------------------------------------------------------------------
                                                       (000)
                                   ---------------------------------------------
                                                        COLLATERAL RECEIVED
                                                    ----------------------------
                                   MARKET VALUE                   MARKET VALUE
                                     OF LOANED                  OF U.S. TREASURY
         PORTFOLIO                  SECURITIES         CASH       SECURITIES
         -----------------------------------------------------------------------
         Total Bond Market           $25,100         $17,450           $8,365
         Short-Term Bond              10,151          10,353               --
         Intermediate-Term Bond       60,981          28,760           34,061
         -----------------------------------------------------------------------

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Bond Index Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios (separate portfolios of Vanguard Bond Index Fund, the "Fund") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

All comparative mutual fund data are from Lipper Analytical Services, Inc.or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group,
     Inc. and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
     Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.



OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
     Information Technology.

JAMES H. GATELY, Senior Vice President,
     Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
     Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
     Institutional.

RALPH K. PACKARD, Senior Vice President and
     Chief Financial Officer.


[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)


Q8-40-12/96

[PHOTO]